GMAC RFC


                   Banc of America Securities(graphic omitted)



-------------------------------------------------------------------------------
                           RMBS NEW ISSUE TERM SHEET


                   $1,900,000,000 CERTIFICATES (APPROXIMATE)


          HOME EQUITY MORTGAGE PASS-THROUGH ASSET-BACKED CERTIFICATES,
                                SERIES 2002-KS2


                           RASC SERIES 2002-KS2 TRUST
                                     Issuer

                    RESIDENTIAL ASSET SECURITIES CORPORATION
                                   Depositor

                        RESIDENTIAL FUNDING CORPORATION
                                Master Servicer



                                 MARCH 13, 2002

Banc of America Securities
LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This preliminary material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        RESIDENTIAL ASSET SECURITIES CORPORATION
        HOME EQUITY MORTGAGE ASSET-BACKED CERTIFICATES, SERIES 2002-KS2 $1,900,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------



                           RASC SERIES 2002-KS2 TRUST

                           OFFERED CERTIFICATES(a)(b)
                              --------------------

-------------------------------------------------------------------------------------------------------------
                                                   TO CALL:
-------------------------------------------------------------------------------------------------------------


                                                                          Expected   Scheduled   Expected
                                                                   Expected Last          Final     Ratings
                       Expected                           Expected PrincipalScheduled   Distribution
------------          Approximate     Interest   PrincipalWAL      Window   Distribution   Date     (Moody's/
                        Size(a)         Type      Type     (yrs)    (mos)      Date                   S&P)

                Loan
   Class      Group

------------- ------ -------------- ------------ -------- -------- -------- ----------- ----------- ---------

 A-I-1(e)      I     $191,200,000   1M LIBOR + [   SEQ     0.96    1 - 22   01/25/04     11/25/17   Aaa/AAA
                                          ]

              ------                ------------ -------- -------- -------- ----------- ----------- ---------
------------- ------ -------------- ------------ -------- -------- -------- ----------- ----------- ---------

 A-I-2(e)      I      54,800,000        Fixed      SEQ     2.10    22 - 29  08/25/04     03/25/22   Aaa/AAA

              ------                ------------ -------- -------- -------- ----------- ----------- ---------
------------- ------ -------------- ------------ -------- -------- -------- ----------- ----------- ---------

 A-I-3(e)      I      79,000,000        Fixed      SEQ     3.00    29 - 46  01/25/06     06/25/27   Aaa/AAA

              ------                ------------ -------- -------- -------- ----------- ----------- ---------
------------- ------ -------------- ------------ -------- -------- -------- ----------- ----------- ---------

 A-I-4(e)      I      68,900,000        Fixed      SEQ     5.00    46 - 82  01/25/09     07/25/30   Aaa/AAA

------------- ------ -------------- ------------ -------- -------- -------- ----------- ----------- ---------
------------- ------ -------------- ------------ -------- -------- -------- ----------- ----------- ---------

 A-I-5(d)      I      43,350,000        Fixed      SEQ     8.41    82 -     10/25/10     4/25/32    Aaa/AAA
    (e)                                                              103

------------- ------ -------------- ------------ -------- -------- -------- ----------- ----------- ---------
------------- ------ -------------- ------------ -------- -------- -------- ----------- ----------- ---------

 A-I-6(e)      I      55,000,000        Fixed      NAS     6.48    37 -     10/25/10     4/25/32    Aaa/AAA
    (g)                                                              103

------------- ------ -------------- ------------ -------- -------- -------- ----------- ----------- ---------
------------- ------ -------------- ------------ -------- -------- -------- ----------- ----------- ---------

 A-I-IO(c)     I       Notional         Fixed    Notional  1.15              09/25/04    09/25/04   Aaa/AAA

------------- ------ -------------- ------------ -------- -------- -------- ----------- ----------- ---------
------------- ------ -------------- ------------ -------- -------- -------- ----------- ----------- ---------

 M-I-1(e)      I      24,750,000        Fixed      MEZ     5.70    37 -      10/25/10    4/25/32     Aa2/AA
    (f)                                                              103

------------- ------ -------------- ------------ -------- -------- -------- ----------- ----------- ---------
------------- ------ -------------- ------------ -------- -------- -------- ----------- ----------- ---------

 M-I-2(e)      I      19,250,000        Fixed      MEZ     5.70    37 -      10/25/10    4/25/32      A2/A
    (f)                                                              103

------------- ------ -------------- ------------ -------- -------- -------- ----------- ----------- ---------
------------- ------ -------------- ------------ -------- -------- -------- ----------- ----------- ---------

 M-I-3(e)      I      13,750,000        Fixed      MEZ     5.13    37 -      10/25/10    4/25/32    Baa2/BBB
    (f)                                                              103

------------- ------ -------------- ------------ -------- -------- -------- ----------- ----------- ---------
------------- ------ -------------- ------------ -------- -------- -------- ----------- ----------- ---------

 A-IIA(d)     II-A   604,125,000    1M LIBOR + [ SEN PT    2.44    1 - 82    01/25/09    4/25/32    Aaa/AAA
    (e)                                   ]

------------- ------ -------------- ------------ -------- -------- -------- ----------- ----------- ---------
------------- ------ -------------- ------------ -------- -------- -------- ----------- ----------- ---------

 A-IIB(d)     II-B   604,125,000    1M LIBOR + [ SEN PT    2.44    1 - 82    01/25/09    4/25/32    Aaa/AAA
    (e)                                   ]

------------- ------ -------------- ------------ -------- -------- -------- ----------- ----------- ---------
------------- ------ -------------- ------------ -------- -------- -------- ----------- ----------- ---------

 M-II-1(d)     II     60,750,000    1M LIBOR + [   MEZ     4.66    39 - 82   01/25/09    4/25/32     Aa2/AA
  (e) (f)                                 ]

------------- ------ -------------- ------------ -------- -------- -------- ----------- ----------- ---------

 M-II-2(d)     II     47,250,000    1M LIBOR + [   MEZ     4.62    37 - 82   01/25/09    4/25/32      A2/A
  (e) (f)                                 ]

------------- ------ -------------- ------------ -------- -------- -------- ----------- ----------- ---------
------------- ------ -------------- ------------ -------- -------- -------- ----------- ----------- ---------

 M-II-3(d)     II     33,750,000    1M LIBOR + [   MEZ     4.15    37 - 82   01/25/09    4/25/32    Baa2/BBB
  (e) (f)                                 ]

------------- ------ -------------- ------------ -------- -------- -------- ----------- ----------- ---------



------------- -----------------------------------------------------------------------------------------------
              STRUCTURE
              (a)     The Approximate Size is subject to a permitted variance in the aggregate of plus or minus 5%.
              (b)     The Offered Certificates will be priced to the Optional Termination Date for the related loan group.

              (c)     Notional Schedule and coupon described on page 3.
              (d) The  pass-through  rate on the Class A-I-5  Certificates  will increase  by 0.50% per annum on the second  distribution  date
                  after  the  Optional   Termination  Date  for  Loan  Group  I.
                  Likewise,   the   applicable   margin   for  the  Class   A-II
                  Certificates  will  double  and the  applicable  margin on the
                  Class M-II  Certificates will increase by a multiple of 1.5 on the second  distribution  date after the Optional  Termination
                  Date for Loan Group II.

              (e) The  Offered   Certificates   (except  for  the  Class  A-I-IO
                  Certificates) will be subject to the applicable Net WAC Cap as described herein.
              (f) The Class M-I Certificates and the Class M-II Certificates are
                  not  expected  to  receive  principal  payments  prior  to the
                  Stepdown Date.

              (g)     Lockout bond.




Banc of America Securities
LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This preliminary material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                 PRICING SPEED

--------------------- ----------------------------------------------------------

LOAN GROUP I 23% HEP (assumes that prepayments start at 2.3% CPR in month one, increase to 23% CPR by month ten, and remain constant at 23% CPR thereafter).

LOAN GROUP II         28% CPR
--------------------- ----------------------------------------------------------


                          Class A-IO Notional Schedule

--------------------------------------------------------------------------------

Class A-I-IO will be a Aaa/AAA rated interest-only class. The notional amount of Class A-I-IO is equal to the lesser of (i) the aggregate principal balance of the Mortgage Loans in Loan Group I and (ii) the following schedule. The coupon of Class A-I-IO is equal to [4.80]%.


                                 MONTH           CLASS A-I-IO NOTIONAL AMOUNT

                                 1-5                     98,000,000
                                6-10                     67,000,000
                                11-15                    45,000,000
                                16-20                    30,000,000
                                21-25                    21,000,000
                                26-30                    14,000,000
                                 31+                              0
--------------------------- ------------ --------------------------------------


CONTACT:       BANC OF AMERICA SECURITIES LLC


ABS/MBS Trading/Syndicate   (704) 386-7744        (704) 335-5904 (Fax)
-------------------------

Chris Hentemann             (chris.c.hentemann@bankofamerica.com)
Rob Karr                    (robert.h.karr@bankofamerica.com)
Alex Cha                    (alex.i.cha@bankofamerica.com)
David Nagle                 (david.w.nagle@bankofamerica.com)


Global Structured Finance   (704) 387-0503        (704) 388-9668 (Fax)
-------------------------

Shahid Quraishi      (704) 388-9399 (shahid.h.quraishi@bankofamerica.com)
Dan Stercay          (704) 388-8686 (daniel.j.stercay@bankofamerica.com)
Michael Tri          (704) 388-8786 (michael.l.tri@bankofamerica.com)
Reggie de Villiers   (704) 387-0170 (reggie.c.devilliers@bankofamerica.com)
Florin Nedelciuc     (704) 388-4931 (florin.nedelciuc@bankofamerica.com)

                                SUMMARY OF TERMS


TITLEOF  SECURITIES:   RASC  Home  Equity  Mortgage  Asset-Backed   Pass-Through
     Certificates, Series 2002-KS2

OFFERED CERTIFICATES: Class A-I-1 Certificates, Class A-I-2 Certificates, Class A-I-3 Certificates, Class A-I-4 Certificates, Class A-I-5 Certificates, and Class A-I-6 Certificates (the "Class A-I Certificates"); Class A-IIA Certificates, and Class A-IIB Certificates (the "Class A-II Certificates"). The Class A-I Certificates and the Class A-II Certificates are referred herein as the "Class A Certificates".


                             Class M-I-1 Certificates, Class M-I-2 Certificates, and Class M-I-3 Certificates (the "Class M-I Certificates"); Class M-II-1 Certificates, Class M-II-2 Certificates, and Class M-II-3 Certificates (the "Class M-II Certificates"). The Class M-I Certificates and the Class M-II Certificates are referred herein as the "Class M Certificates".


                             Class A Certificates, Class M Certificates, and the Class A-I-IO Certificates are referred herein as the "Offered Certificates".

MASTER SERVICER:             Residential Funding Corporation

The  primary  servicing  will be  provided  by  HomeComings  Financial  Network,
     SUBSERVICER: Inc., a wholly owned subsidiary of Residential Funding Corporation, with respect to approximately 83.51% of the mortgage loans in Loan Group I and 90.72% of the mortgage loans in Loan Group II.


TRUSTEE:                     Bankers Trust Company

DEPOSITOR:                   Residential Corporation.

LEAD MANAGER:                Banc of America Securities LLC


CO-MANAGERS:   J.P.  Morgan  Securities,   Inc.,  Bear,  Stearns  &  Co.,  Inc.,
     Residential Funding Securities Corporation, Salomon Smith Barney, Inc., and Banc One Capital Markets, Inc.

CLOSING DATE:                On or about April 2, 2002.



FORM OF CERTIFICATES: The Offered Certificates will be available in book-entry form through DTC, Clearstream and Euroclear. The Class A Certificates, Class M-I-1 Certificates and Class M-II-1 Certificates will be offered in minimum denominations of $25,000 and integral multiples of $1 in excess thereof. The Class M-I-2 Certificates, Class M-I-3 Certificates, Class M-II-2 Certificates and Class M-II-3 Certificates will be offered in minimum denominations of $250,000 and integral multiples of $1 in excess thereof.

TAX STATUS: The Offered Certificates will be designated as regular interests in a REMIC and, as such, will be treated as debt instruments of a REMIC for federal income tax purposes.

ERISAELIGIBILITY:  It is exp  ISA  eligible  as of the  Closing  Date.  However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of such Certificates.

SMMEAELIGIBILITY:  None of the Offered  Certificates  are expected to constitute
     "mortgage-related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.


EXPENSE FEE RATE: The weighted average expense fee rate for each loan group consists of the servicing fee, the master servicing fee and, if applicable, the premium for the Mortgage Insurance Policy provided by Mortgage Guaranty Insurance Corporation ("MGIC") for the covered loans. The weighted average monthly fee is approximately 89.8 basis points for Loan Group I and approximately 125.5 basis points for Loan Group II.



STATISTICAL CALCULATION      March 1, 2002
DATE:

CUT-OFF DATE:                March 1, 2002

MORTGAGE LOANS: The mortgage pool will consist of mortgage loans that will be divided into Loan Group I, which will consist solely of fixed-rate subprime home equity loans secured by first liens (96.13%) and second liens (3.87%) on mortgaged properties, and Loan Group II, which will consist of adjustable-rate subprime home equity loans secured by first liens on mortgaged properties.

     Loan Group II will be subdivided into two groups referred to as Loan Group II-A and Loan Group II-B. Loan Group II-A will consist of adjustable-rate mortgage loans that had a principal balance at origination of no more than $300,700 if a single family property (or $451,050 if the property is located in Hawaii or Alaska), $384,900 if a two-family property (or $577,350 if the property is located in Hawaii or Alaska), $465,200 if a three-family property (or $697,800 if the property is located in Hawaii or Alaska), or $578,150 if a four-family property (or $867,225 if the property is located in Hawaii or Alaska). Loan Group II-B will consist of adjustable-rate mortgage loans that had principal balances at origination that may or may not conform to the criteria specified above for mortgage loans included in Loan Group II-A.

MORTGAGE INSURANCE  POLICY:  As of the Cut-off Date,  approximately  [51.70]% of
     Loan Group I and approximately [64.79]% of Loan Group II will be covered by a mortgage insurance policy (the "Mortgage Insurance Policy") issued by MGIC. For each of these Mortgage Loans, MGIC provides insurance coverage, subject to certain carveouts, down to 65% of the value of the related mortgaged property.

DISTRIBUTION DATES: Distribution of principal and interest on the certificates will be made on the 25th day of each month, or if such day is not a business day, the first business day thereafter, beginning in April 2002.

ACCRUED  INTEREST:  For all Class A-I  Certificates  (except for the Class A-I-1
     Certificates),  Class  A-I-IO  Certificates  and  Class  M-I  Certificates,
     interest will accrue during the calendar month preceding the month of distribution. For the Class A-I-1 Certificates, Class A-II Certificates, and Class M-II Certificates, interest will accrue initially from the closing date to (but excluding) the first distribution date, and thereafter, from the prior distribution date to (but excluding) the current distribution date.

DAY COUNT: For the Class A-I Certificates (except for the Class A-I-1 Certificates), the Class A-I-IO Certificates, and the Class M-I Certificates 30/360. For Class A-I-1 Certificates, Class A-II Certificates, and Class M-II Certificates actual/360.

PAYMENT DELAY:  For the  Class  A-I  Certificates  (except  for the Class  A-I-1
     Certificates), the Class A-I-IO Certificates, and the Class M-I Certificates 24 days. For Class A-I-1 Certificates, Class A-II Certificates, and Class M-II Certificates 0 days.



OPTIONAL TERMINATION DATE: At its option, on any distribution date when the aggregate outstanding principal balance of the Group I Loans or Group II Loans, as applicable, is less than 10% of the principal balance of the related loan group as of the cut-off date, the Master Servicer will have the option to purchase from the trust all of the remaining Group I Loans or Group II Loans, as applicable, causing an early retirement of the related certificates.



COMPENSATING INTEREST: For each loan group the Master Servicer will be required to cover prepayment interest shortfalls in full up to either (i) the lesser of (a) one twelfth of 0.125% of the stated principal balance of the mortgage loans in that loan group immediately preceding that distribution date and (b) the sum of the Master Servicing fee payable to the Master Servicer in respect of its master servicing activities and reinvestment income received by the Master Servicer on amounts payable on that distribution date.



GROUPI NET WAC  CAP:  The  pass-through  rate of each  class  of the  Class  A-I
     Certificates (except for the Class A-I-1 Certificates) and Class M-I Certificates will be subject to a cap equal to (x) the weighted average of the mortgage rates (net of the Expense Fee Rate) on the Loan Group I mortgage loans as of the due date immediately preceding the related due period minus (y) the product of (i) the pass-through rate on the Class
     A-I-IO Certificates and (ii) a fraction, the numerator of which is the notional amount of the Class A-I-IO Certificates and the denominator of which is the balance of the Loan Group I mortgage loans. This rate cap is referred to as the Group I Net WAC Cap. Any interest shortfall due to the application of the Group I Net WAC Cap will not be reimbursed.



CLASSA-I-1 NET WAC CAP: The pass-through rate of the Class A-I-1 Certificates will be subject to a cap equal to the product of (x) the Group I Net WAC Cap and (y) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related interest accrual period.


GROUPII NET WAC CAP: The pass-through  rates of the Class A-II  Certificates and
     Class M-II Certificates with respect to each distribution date will be a per annum rate equal to the lesser of (x) one-month LIBOR plus the applicable margin and (y) the product of (i) weighted average of the mortgage rates (net of the Expense Fee Rate) on the Loan Group II mortgage loans as of the due date immediately preceding the related due period and
     (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related interest accrual period. The rate cap described in clause (y) above is referred to as the Group II Net WAC Cap.



     GROUP II BASIS RISK If on any distribution date the pass-through rate on the Class A-II SHORTFALL: Certificates or the Class M-II Certificates are limited to the Group II



     Net WAC Cap, the resulting shortfall will carry forward with interest thereon, provided, however, that the amount of the shortfall will not exceed the excess of the Group II Maximum Lifetime Rate Cap over the Group II Net WAC Cap. The Group II Maximum Lifetime Rate Cap will equal the weighted average of the maximum mortgage rates (net of the Expense Fee
     Rate) on the Loan Group II mortgage loans as of the due date immediately preceding the related due period. Such reimbursement will only come from interest on the mortgage loans and will be paid as described under Excess Cashflow Distributions. No such carryover will be paid once the Class A-II Certificate or Class M-II Certificate principal balances have been reduced to zero. COUPON STEP UP: If the Master Servicer does not purchase the remaining Group I Loans on the Optional Termination Date, the pass-through rate on the Class A-I-5 Certificates will increase by 0.50% per annum on the second distribution date following the related Optional Termination Date.


     If the Master Servicer does not purchase the remaining Group II Loans on the Optional Termination Date, the applicable margin on the Class A-II Certificates will increase to 2x and the applicable margin for the Class M-II Certificates will increase to 1.5x the original margin on the second distribution date following the related Optional Termination Date.

                                              CREDIT ENHANCEMENT

     CREDIT ENHANCEMENT: Credit enhancement for the structure is provided by the following:


                                (1)     Excess Cashflow;
                                (2)     Overcollateralization;
                                (3)     Limited cross-collateralization; and
                                (4) Subordination   provided   by  the  Class  M
                                    Certificates   to  the   related   Class   A
                                    Certificates  and to  the  related  Class  M
                                    Certificates with a higher payment priority.


STEPDOWN DATE: For each group of certificates, the later to occur of (x) the distribution date in April 2005 and (y) the first distribution date on which the related Senior Enhancement Percentage is greater than or equal to the Specified Enhancement Percentage.

OVERCOLLATERALIZATION  TARGET  For either  loan group the  Overcollateralization
     Target Amount ("O/C AMOUNT: Target") will be equal to zero for the first six distribution dates. On any distribution date thereafter the O/C Target will be equal to the product of (x) [0.50]% in the case of Loan Group I and [0.50]% in the case of Loan Group II and (y) the aggregate initial principal balance of the mortgage loans in the related loan group. ions are intended to provide for the limited acceleration of principal payments on the Class A Certificates relative to the amortization of the related loan group, generally until the required O/C levels are reached. The acceleration of principal payments is achieved by applying certain excess interest collected on each loan group to the payment of principal on the related Class A Certificates, resulting in the accumulation of O/C. By paying down the principal balance of the Class A Certificates faster than the principal amortization of the related loan group, an over-collateralization amount equal to the excess of the aggregate unpaid principal balance of the related loan group over the principal balance of the related Class A Certificates is created. Excess interest will be directed to build each loan group's O/C amount until the respective loan group reaches its required O/C target. Upon this event, the acceleration feature will cease unless it is once again necessary to maintain the required O/C level. Excess interest will begin to be applied on the seventh distribution date (October 2002) for both loan groups.


SPECIFIED ENHANCEMENT           The Specified Enhancement  Percentage is [22.00]% for both Loan Group I
PERCENTAGE:                     and Loan Group II.

SENIOR ENHANCEMENT PERCENTAGE:  For either loan group on any distribution  date, the Senior Enhancement


     Percentage will be equal to a fraction, the numerator of which is the sum of (x) the aggregate principal balance of the related Class M Certificates immediately prior to that distribution date and (y) the overcollateralization of the related loan group, and the denominator of which is the aggregate principal balance of the mortgage loans in that loan group as of the end of the preceding due period.

SUBORDINATION PERCENTAGE: Class      Percent      Class      Percent
                          -----      -------      -----      -------
                           A-I        [78.00]%    A-II        [78.00]%
                          M-I-1       [87.00]%   M-II-1       [87.00]%
                          M-I-2       [94.00]%   M-II-2       [94.00]%
                          M-I-3       [99.00]%   M-II-3       [99.00]%

EXCESS CASHFLOW: For either loan group on any distribution date, the excess of the related available distribution amount over the sum of (x) the interest distribution amount for the related classes of Offered Certificates and (y) the related principal distribution amount on the related classes of Offered Certificates.

     Excess Cashflow may be used to protect the Offered Certificates against realized losses by making an additional payment of principal up to the amount of the realized losses.


CROSS-COLLATERALIZATION: The Trust provides for cross-collateralization through the allocation of excess cashflow generated by one loan group to cover realized losses in the other loan group to the extent that the losses were not covered by the excess cashflow from the other loan group. Excess cashflow from one loan group will also be utilized to fund the O/C Target of the other loan group, if excess cashflow from the related loan group is not sufficient to reach the O/C Target.



TRIGGER EVENT: A Trigger Event is in effect with respect either loan group, on any distribution date on or after the related Stepdown Date, if the product of (x) [1.1] in the case of Loan Group I and [1.1] in the case of Loan Group II and (y) the related Sixty-Plus Delinquency Percentage, equals or exceeds the related Senior Enhancement Percentage for that distribution date.


SIXTY-PLUS DELINQUENCY
PERCENTAGE:


     [Moody's cumulative loss trigger to be determined] With respect to either loan group and any distribution date, the arithmetic average, for each of the three distribution dates ending with the applicable distribution date, of the percentage equivalent of a fraction, the numerator of which is the aggregate principal balance of the mortgage loans in that group that are 60 or more days delinquent in payment of principal and interest for the relevant distribution date, including mortgaged loans in foreclosure and REO, and denominator of which is the aggregate principal balance of all of the mortgage loans in that loan group immediately preceding the relevant distribution date.

                                            INTEREST DISTRIBUTIONS


INTEREST DISTRIBUTIONS: For each loan group on each distribution date, interest will be distributed in the following order of priority:


(i) To the related Class A Certificates and the Class A-I-IO Certificates, accrued interest less any prepayment interest shortfalls not covered by compensating interest or excess cashflow;


(ii) To the related Class A Certificates and the Class A-I-IO Certificates, any unpaid interest;


(iii)To the related Class M-1 Certificates, accrued interest less any prepayment
     interest  shortfalls  not  covered  by  compensating   interest  or  excess
     cashflow;


(iv) To the related Class M-1 Certificates, any unpaid interest;


(v)  To the related Class M-2 Certificates, accrued interest less any prepayment
     interest  shortfalls  not  covered  by  compensating   interest  or  excess
     cashflow;


(vi) To the related Class M-2 Certificates, any unpaid interest;


(vii)To the related Class M-3 Certificates, accrued interest less any prepayment
     interest  shortfalls  not  covered  by  compensating   interest  or  excess
     cashflow; and


(viii) To the related Class M-3 Certificates, any unpaid interest.

                             PRINCIPAL DISTRIBUTIONS

PRINCIPAL DISTRIBUTIONS: For each loan group on each distribution date (a) prior to the related Stepdown Date or (b) on which a related Trigger Event is in effect, the related principal distribution amount will be distributed as follows:

(i) To the related Class A Certificates, allocated as described below, until the aggregate principal balance of the related Class A Certificates is reduced to zero;

(ii) To the related Class M-1 Certificates, until the principal balance of such certificates is reduced to zero;

(iii)To the related Class M-2 Certificates, until the principal balance of such certificates is reduced to zero; and

(iv) To the related Class M-3 Certificates, until the principal balance of such certificates is reduced to zero.

     For each loan group on each distribution date (a) on or after the related Stepdown Date and (b) on which a related Trigger Event is not in effect, the related principal distribution amount will be distributed as follows:

(i) The lesser of (x) the principal distribution amount and (y) the Class A Principal Distribution Amount, to the related Class A Certificates, allocated as described below, until the aggregate principal balance of the related Class A Certificates is reduced to zero;

(ii) The lesser of (x) the excess of (i) the principal  distribution amount over
     (ii) the amount distributed to the holders of the Class A Certificates under the clause first above, and (y) the Class M-1 Principal Distribution Amount, to the related Class M-1 Certificates, until the aggregate principal balance of such certificates is reduced to zero;

(iii)The lesser of (x) the excess of (i) the principal  distribution amount over
     (ii) the amount distributed to the holders of the Class A Certificates under the clause first above and the holders of the Class M-1 Certificates under the clause second above, and (y) the Class M-2 Principal Distribution Amount, to the related Class M-2 Certificates, until the aggregate principal balance of such certificates is reduced to zero; and

(iv) The lesser of (x) the excess of (i) the principal  distribution amount over
     (ii) the amount distributed to the holders of the Class A Certificates under the clause first above, to the holders of the Class M-1 Certificates under the clause second above and to the holder of the Class M-2 Certificates under the clause third above, and (y) the Class M-3 Principal Distribution Amount, to the related Class M-3 Certificates, until the aggregate principal balance of such certificates is reduced to zero.

CLASS A PRINCIPAL
DISTRIBUTIONS:

     Principal Distributions to the Class A-I Certificates will be made as follows:

(i) To the Class A-I-6 Certificates, the Class A-I-6 Lockout Distribution Amount for that distribution date, until the principal balance of the Class A-I-6 Certificates is reduced to zero;

(ii) To the Class A-I-1 Certificates, until the principal balance of the certificates is reduced to zero;

(iii)To the Class A-I-2 Certificates, until the principal balance of the certificates is reduced to zero;

(iv) To the Class A-I-3 Certificates, until the principal balance of the certificates is reduced to zero;

(v) To the Class A-I-4 Certificates, until the principal balance of the certificates is reduced to zero;

(vi) To the Class A-I-5 Certificates, until the principal balance of the certificates is reduced to zero; and

(vii)To the Class A-I-6 Certificates, until the principal balance of the certificates is reduced to zero.

                                The Loan Group II-A Principal Distribution Amount will be paid to the Class A-IIA Certificates until the principal balance of the certificates has been reduced to zero and then to the Class A-IIB Certificates until the principal balance of these certificates has been reduced to zero.

                                The Loan Group II-B Principal Distribution Amount will be paid to the Class A-IIB Certificates until the principal balance of the certificates has been reduced to zero and then to the Class A-IIA Certificates until the principal balance of these certificates has been reduced to zero.

                                         EXCESS CASHFLOW DISTRIBUTIONS

EXCESS CASHFLOW DISTRIBUTIONS: On any distribution date, the Excess Cashflow for each loan group will be allocated in the following order of priority:

                                (i) To pay the holders of the related offered certificates the principal portion of realized losses, other than a portion of Excess Losses, incurred on the mortgage loans in that loan group for the preceding calendar month;

                                (ii) To  pay   the   holders   of  the   offered
                                     certificates from the other loan group the principal portion of realized losses, other than a portion of Excess Losses, incurred on the mortgage loans in the other loan group for the preceding calendar month to the extent not covered by Excess Cashflow from the other loan group;

                                (iii)(a) In the  case of Loan  Group  I, to fund
                                     the O/C Target  with  respect to Loan Group
                                     I, and (b) in the case of Loan Group II, to fund the O/C Target with respect to Loan Group II;

                                (iv) (a) In the  case of Loan  Group  I, to fund
                                     the O/C Target  with  respect to Loan Group
                                     II,  to the  extent  not  funded  by Excess
                                     Cashflow from Loan Group II and (b) in the case of Loan Group II, to fund the O/C Target with respect to Loan Group I, to the extent not funded by Excess Cashflow from Loan Group I;

                                (v) To pay to the holders of the related offered certificates the amount of any prepayment interest shortfalls allocated thereto, to the extent not covered by Compensating Interest on that distribution date;

                                (vi) To pay to the holders of the other  offered
                                     certificates the amount of any prepayment interest shortfalls allocated thereto, to the extent not covered by Compensating Interest for the other loan group on that distribution date;

                                (vii)To  pay  to  the  holders  of  the  related
                                     offered certificates the amount of any prepayment interest shortfalls remaining unpaid from prior distribution dates with interest thereon;

                                (viii) To  pay  to  the  holders  of  the  other
                                     offered certificates the amount of any prepayment interest shortfalls remaining unpaid from prior distribution dates with interest thereon, to the extent not covered by Excess Cashflow from the other loan group;

                                (ix) In the case of Loan Group II, to pay to the
                                     Loan Group II Basis Risk  Reserve  Fund for
                                     distribution  to  holders of the Loan Group
                                     II  Certificates  the  amount  of any  Loan
                                     Group II Basis  Risk  Shortfalls  remaining
                                     unpaid with  respect to the current and any
                                     previous distribution dates, in the case of
                                     amounts    with    respect   to    previous
                                     distribution  dates, with interest thereon;
                                     and

                                (x) To pay the holders of the related Class SB Certificates and Class R Certificates any balance remaining, in accordance to the terms of the pooling and servicing agreement.

CLASS A-I-6 LOCKOUT
DISTRIBUTION AMOUNT:

     For any distribution date, the product of (a) the Class A-I-6 Lockout Distribution Percentage for that distribution date, (b) a fraction, the numerator of which is the outstanding principal balance of the Class A-I-6 Certificates and the denominator of which is the aggregate outstanding principal balance of all Class A-I Certificates (in each case immediately prior to such distribution date) and (c) the Loan Group I Class A principal distribution amount for such distribution date.


CLASS A-I-6 LOCKOUT
DISTRIBUTION PERCENTAGE:

The Class A-I-6 Lockout Distribution Percentage is assigned as follows:

                                (i)     Between April 2002 and March 2005: 0%;

                                (ii)    Between April 2005 and March 2007: 45%;

                                (iii)   Between April 2007 and March 2008: 80%;

                                (iv)    Between April 2008 and March 2009: 100%;

                                (v)     April 2009 and thereafter: 300%.

LOAN GROUP II-A PRINCIPAL
DISTRIBUTION AMOUNT:

     On any distribution date, a fraction, the numerator of which is the Principal Remittance Amount with respect to the Loan Group II-A mortgage loans and distributable on such distribution date, and the denominator of which is the Principal Remittance Amount from the Loan Group II mortgage loans and distributable on such distribution date, multiplied by (a) the sum of the Principal Remittance Amount in respect of the Loan Group II mortgage loans and (b) excess spread to the extent distributable as principal to cover losses and build O/C to the required level.



LOAN GROUP II-B PRINCIPAL
DISTRIBUTION AMOUNT:

     On any distribution date, a fraction, the numerator of which is the Principal Remittance Amount with respect to the Loan Group II-B mortgage loans and distributable on such distribution date, and the denominator of which is the Principal Remittance Amount from the Loan Group II mortgage loans and distributable on such distribution date, multiplied by (a) the sum of the Principal Remittance Amount in respect of the Loan Group II mortgage loans and (b) excess spread to the extent distributable as principal to cover losses and build O/C to the required level.


PRINCIPAL REMITTANCE AMOUNT:

     For either loan group on any distribution date, the sum of the following amounts relating to the mortgage loans in that loan group: (i) the principal portion of all scheduled monthly payments on the mortgage loans received or advanced with respect to the related due period; (ii) the principal portion of all proceeds of the repurchase of mortgage loans or, in the case of substitution, amounts representing a principal adjustment as required in the pooling and servicing agreement during the preceding calendar month; (iii) the principal portion of all other unscheduled collections received on the mortgage loans during the preceding calendar month including, without limitation, full and partial principal prepayments made by the respective mortgagors, to the extent not distributed in the preceding month; and (iv) the principal portion of realized losses, other than Excess Losses, incurred, or deemed to have been incurred, on any mortgage loans in the calendar month preceding that distribution date to the extent covered by the related excess cashflow for that distribution date.

CLASS A PRINCIPAL
DISTRIBUTION AMOUNT:

     With respect to either loan group and any distribution  date, the excess of
     (x) the aggregate certificate principal balance of the related Class A Certificates immediately prior to that distribution date over (y) the lesser of (i) the applicable subordination percentage of the principal balance of the mortgage loans in that loan group and (ii) the aggregate principal balance of the mortgage loans in the loan group minus the related O/C target.




CLASS M-1 PRINCIPAL
DISTRIBUTION AMOUNT:

     With respect to either loan group and any distribution  date, the excess of
     (x) the sum of (i) aggregate certificate principal balance of the related Class A Certificates, after taking into account the distribution of the related Class A Principal Distribution Amount and (ii) the certificate principal balance of the related Class M-1 Certificates immediately prior to that distribution date over (y) the lesser of (i) the applicable subordination percentage of the principal balance of the mortgage loans in that loan group and (ii) the aggregate stated principal balance of the mortgage loans in the loan group minus the related O/C target.

CLASS M-2 PRINCIPAL
DISTRIBUTION AMOUNT:

     With respect to either loan group and any distribution  date, the excess of
     (x) the sum of (i) aggregate certificate principal balance of the related Class A Certificates and Class M-1 Certificates, after taking into account the distribution of the related Class A Principal Distribution Amount and Class M-1 Principal Distribution Amount and (ii) the certificate principal balance of the related Class M-2 Certificates immediately prior to that distribution date over (y) the lesser of (i) the applicable subordination percentage of the principal balance of the mortgage loans in that loan group and (ii) the aggregate stated principal balance of the mortgage loans in the loan group minus the related O/C target.

CLASS M-3 PRINCIPAL
DISTRIBUTION AMOUNT:

     With respect to either loan group and any distribution  date, the excess of
     (x) the sum of (i) aggregate certificate principal balance of the related Class A Certificates, Class M-1 Certificates, and Class M-2 Certificates, after taking into account the distribution of the related Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, and Class M-2 Principal Distribution Amount and (ii) the certificate principal balance of the related Class M-3 Certificates immediately prior to that distribution date over (y) the lesser of (i) the applicable subordination percentage of the stated principal balance of the mortgage loans in that loan group and
     (ii) the aggregate stated principal balance of the mortgage loans in the loan group minus the related O/C target.

EXCESS FRAUD LOSSES:

     For either loan group, fraud losses on the mortgage loans in that loan group in excess of the applicable Fraud Loss Amount.

     Initially the Fraud Loss Amount will be $16,500,000 for Loan Group I and $40,500,000 for Loan Group II. As of any determination date and with respect to either loan group, the related Fraud Loss Amount shall equal:

     Prior to the first anniversary of the cut-off date, an amount equal to [3.00]% of the aggregate principal balance of the mortgage loans in the related loan group as of the cut-off date minus the aggregate amounts allocated through subordination with respect to Fraud Losses with respect to such loan group up to such date of determination;


     From the first to second anniversary of the cut-off date, an amount equal to (A) the lesser of (x) the Fraud Loss Amount for that loan group as of the most recent anniversary of the cut-off date and (y) [2.00]% of the aggregate principal balance of the mortgage loans in the related loan group as of the most recent anniversary of the cut-off date minus (B) the aggregate amount allocated through subordination with respect to Fraud Losses with respect to that loan group since the most recent anniversary of the cut-off date up to such date of determination; and

     From the second anniversary of the cut-off date and each anniversary thereafter, an amount equal to (A) the lesser of (x) the Fraud Loss Amount for that loan group as of the most recent anniversary of the cut-off date and (y) [1.00]% of the aggregate principal balance of the mortgage loans in the related loan group as of the most recent anniversary of the cut-off date minus (B) the aggregate amount allocated through subordination with respect to Fraud Losses with respect to that loan group since the most recent anniversary of the cut-off date up to such date of determination.

EXCESS SPECIAL HAZARD LOSSES: For either loan group, special hazard losses on the mortgage loans in that group in excess of the applicable Special Hazard Amount.

     The initial Special Hazard Amount will be $5,500,000 with respect to Loan Group I and $13,500,000 with respect to Loan Group II. As of any date of determination and with respect to either loan group, the Special Hazard Amount shall equal the respective initial Special Hazard Amount, in each case less the sum of (A) any amounts allocated through subordination in respect of Special Hazard Losses with respect to that loan group and (B) the related adjustment amount (as described in the pooling and servicing agreement).

EXTRAORDINARY LOSSES: Realized losses occasioned by war, civil insurrection, certain governmental actions, nuclear reaction and certain other risks.


EXCESS  LOSSES:   Excess  Fraud  Losses,   Excess   Special  Hazard  Losses  and
     Extraordinary Losses, collectively.

                                             ALLOCATION OF LOSSES

ALLOCATION OF LOSSES:  Any realized losses for a loan group, that are not Excess
     Losses, will be allocated in the following order of priority:

(i)  To excess cashflow for that loan group for the related distribution date;

(ii) To excess cashflow for the other loan group, to the extent remaining after covering realized losses on the mortgage loans in that other loan group for the related distribution date;

(iii) To the overcollateralization for that loan group, until reduced to zero;

(iv) To the overcollateralization for the other loan group, until reduced to zero;

(v)  To the related Class M-3 Certificates, until reduced to zero;

(vi) To the related Class M-2 Certificates, until reduced to zero;

(vii) To the related Class M-1 Certificates, until reduced to zero; and

(viii) Among the Class A Certificates related to the loan group that incurred the realized loss, allocated among the applicable classes of Class A Certificates on a pro-rata basis.

PROSPECTUS: The certificates will be offered pursuant to a Prospectus which includes a Prospectus Supplement (together, the "Prospectus"). Additional information with respect to the offered certificates and the mortgage loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the offered certificates may not be consummated unless the purchaser has received the Prospectus.



                                             RASC SERIES 2002-KS2
                          LOAN GROUP I MORTGAGE LOAN CHARACTERISTICS SUMMARY REPORT

SUMMARY                                                             TOTAL           MINIMUM           MAXIMUM
---------------------------------------------------------------------------------------------------------------

Statistical Calculation Date Aggregate Principal Balance     $ 545,476,440
Number of Loans                                                      6,591
Average Current Loan Balance                                       $82,761            $9,769          $499,216
(1) Weighted Average Combined Original Loan-to-Value Ratio          79.06%            10.00%           100.00%
(1) Weighted Average Mortgage Rate                                 9.4696%           6.0000%          15.2500%
(1) Weighted Average Net Mortgage Rate                             8.5712%           4.8700%          14.6700%
(1) Weighted Average Remaining Term to Maturity (months)               306                57               360
(1) (2) Weighted Average Credit Score                                  612               417               814
---------------------------------------------------------------------------------------------------------------
(1) Weighted Average reflected in Total.
(2) 99.81% of the Group I Mortgage Loans have Credit Scores.
---------------------------------------------------------------------------------------------------------------
                                                                                             PERCENT OF
                                                                                             STATISTICAL
                                                                                          CALCULATION DATE
                                                RANGE                                     PRINCIPAL BALANCE

         Product Type                           Fully Amortizing                                84.78%
                                                Balloon Payment                                 15.22%

         Lien                                   First                                           96.43%
                                                Second                                           3.57%

         Property Type                          Single-family detached                          88.47%
                                                Planned Unit Developments (detached)             6.41%
                                                Two- to four- family units                       0.01%
                                                Condo Low-Rise (less than 5 stories)             1.33%
                                                Condo Mid-Rise (5 to 8 stories)                  0.11%
                                                Condo High-Rise (9 stories or more)              0.12%
                                                Manufactured Home                                1.55%
                                                Townhouse                                        1.15%
                                                Planned Unit Developments (attached)             0.85%
                                                Leasehold                                        0.01%

         Occupancy Status                       Primary Residence                               88.49%
                                                Second/Vacation                                  1.00%
                                                Non Owner-occupied                              10.51%

         Geographic Distribution                Florida                                          9.46%
                                      Texas
                                                                                                 9.28%
                                   California
                                                                                                 7.48%
                                     Georgia
                                                                                                 5.29%

         Number of States (including DC)                                                            51

         Largest Zip Code Concentration                                                          0.23%


     Loans with Mortgage Insurance                                                              52.54%
     (either borrower paid primary insurance policy or the Mortgage Insurance Policy)


         Loans with Prepayment Penalties                                                        71.83%
---------------------------------------------------------------------------------------------------------------




                                CREDIT SCORE DISTRIBUTION OF THE GROUP I LOANS

       ---------------------------------------------------------------------------------------------
                 RANGE OF               NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                                             PRINCIPAL BALANCE
                                                    OUTSTANDING AS OF      OUTSTANDING AS OF THE
                                      OF MORTGAGE     THE STATISTICAL     STATISTICAL CALCULATION
               CREDIT SCORES             LOANS       CALCULATION DATE              DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              499 or less                   70          $     5,621,625                       1.03%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              500 to 519                   146               10,102,858                      1.85
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              520 to 539                   339               24,177,163                      4.43
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              540 to 559                   558               39,908,619                      7.32
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              560 to 579                   809               61,995,791                     11.37
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              580 to 599                   856               66,312,952                     12.16
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              600 to 619                 1,176              100,553,206                     18.43
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              620 to 639                   994               86,813,707                     15.92
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              640 to 659                   683               63,098,564                     11.57
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              660 to 679                   447               42,465,756                      7.79
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              680 to 699                   210               18,536,681                      3.40
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              700 to 719                   116               10,405,651                      1.91
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              720 to 739                    78                7,322,598                      1.34
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              740 to 759                    55                4,383,858                      0.80
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              760 or greater                32                2,730,483                      0.50
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       SUBTOTAL WITH CREDIT SCORES       6,569         $    544,429,513                      99.81%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Not Available (1)                    22                                               0.19
                                                              1,046,927
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 6,591         $    545,476,440                     100.00%
       =============================================================================================

(1) Mortgage loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and mortgage loans where no credit history can be obtained for the related mortgagor.





                       ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP I LOANS

       ---------------------------------------------------------------------------------------------
             RANGE OF ORIGINAL          NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                                             PRINCIPAL BALANCE
                                                    OUTSTANDING AS OF      OUTSTANDING AS OF THE
               MORTGAGE LOAN          OF MORTGAGE     THE STATISTICAL     STATISTICAL CALCULATION
            PRINCIPAL BALANCES           LOANS       CALCULATION DATE              DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                       1 to              4,787         $    260,097,882                      47.68%
       100,000
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
            100,001 to    200,000        1,484              200,069,031                     36.68
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
            200,001 to    300,000          256               61,949,266                     11.36
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
            300,001 to    400,000           54               18,800,861                      3.45
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
            400,001 to    500,000           10                4,559,399                      0.84
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 6,591         $    545,476,440                     100.00%
       =============================================================================================


                     NET MORTGAGE RATES OF THE GROUP I LOANS

       ---------------------------------------------------------------------------------------------
                 RANGE OF               NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                                             PRINCIPAL BALANCE
                                                    OUTSTANDING AS OF      OUTSTANDING AS OF THE
                                      OF MORTGAGE     THE STATISTICAL     STATISTICAL CALCULATION
            NET MORTGAGE RATES           LOANS       CALCULATION DATE              DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         4.500%    to     4.999%             1           $      179,416                       0.03%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         5.000%    to     5.499%             6                  612,110                      0.11
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         5.500%    to     5.999%            10                1,837,514                      0.34
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         6.000%    to     6.499%            57                8,978,876                      1.65
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         6.500%    to     6.999%           232               31,417,845                      5.76
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         7.000%    to     7.499%           565               69,295,257                     12.70
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         7.500%    to     7.999%           786               84,518,337                     15.49
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         8.000%    to     8.499%         1,154               99,916,592                     18.32
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         8.500%    to     8.999%           955               79,484,034                     14.57
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         9.000%    to     9.499%           857               67,647,332                     12.40
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         9.500%    to     9.999%           476               34,731,046                      6.37
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       10.000%    to   10.499%             397               25,809,752                      4.73
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       10.500%    to   10.999%             247               14,151,922                      2.59
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       11.000%    to   11.499%             193                8,704,811                      1.60
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       11.500%    to   11.999%             110                4,834,031                      0.89
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       12.000%    to   12.499%             219                6,532,047                      1.20
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       12.500%    to   12.999%              40                1,410,069                      0.26
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       13.000%    to   13.499%             231                4,223,733                      0.77
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       13.500%    to   13.999%              50                1,101,337                      0.20
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       14.000%    to   14.499%               3                   56,759                      0.01
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       14.500%    to   14.999%               2                   33,618                      0.01
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 6,591         $    545,476,440                     100.00%
       =============================================================================================






                       MORTGAGE RATES OF THE GROUP I LOANS

       ---------------------------------------------------------------------------------------------
                 RANGE OF               NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                                             PRINCIPAL BALANCE
                                                    OUTSTANDING AS OF      OUTSTANDING AS OF THE
                                      OF MORTGAGE     THE STATISTICAL     STATISTICAL CALCULATION
              MORTGAGE RATES             LOANS       CALCULATION DATE              DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         6.000%    to     6.499%             3           $      375,015                       0.07%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         6.500%    to     6.999%            23                3,519,785
                                                                                             0.65
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         7.000%    to     7.499%            63                9,126,062
                                                                                             1.67
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         7.500%    to     7.999%           358               47,989,283
                                                                                             8.80
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         8.000%    to     8.499%           368               44,274,263
                                                                                             8.12
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         8.500%    to     8.999%           981              103,475,640
                                                                                            18.97
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         9.000%    to     9.499%           875               77,491,038
                                                                                            14.21
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         9.500%    to     9.999%         1,317              111,084,661
                                                                                            20.36
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       10.000%    to   10.499%             614               46,388,459
                                                                                             8.50
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       10.500%    to   10.999%             700               47,729,752
                                                                                             8.75
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       11.000%    to   11.499%             294               18,495,988
                                                                                             3.39
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       11.500%    to   11.999%             276               14,455,077
                                                                                             2.65
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       12.000%    to   12.499%             141                6,289,331
                                                                                             1.15
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       12.500%    to   12.999%             239                7,485,442
                                                                                             1.37
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       13.000%    to   13.499%              44                1,538,047
                                                                                             0.28
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       13.500%    to   13.999%             238                4,492,751
                                                                                             0.82
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       14.000%    to   14.499%               7                  152,666
                                                                                             0.03
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       14.500%    to   14.999%              48                1,079,562
                                                                                             0.20
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       15.000%    to   15.499%               2                   33,618
                                                                                             0.01
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 6,591         $    545,476,440                     100.00%
       =============================================================================================







               ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP I LOANS

       ---------------------------------------------------------------------------------------------
             RANGE OF ORIGINAL          NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                                             PRINCIPAL BALANCE
                                                    OUTSTANDING AS OF      OUTSTANDING AS OF THE
                                      OF MORTGAGE     THE STATISTICAL     STATISTICAL CALCULATION
         LOAN-TO-VALUE RATIOS (1)        LOANS       CALCULATION DATE              DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
           0.01 to   50.00                 348          $    20,412,515                       3.74%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         50.01 to   55.00                  113                8,260,565                      1.51
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         55.01 to   60.00                  197               14,136,396                      2.59
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         60.01 to   65.00                  294               23,261,092                      4.26
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         65.01 to   70.00                  484               39,359,046                      7.22
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         70.01 to   75.00                  667               56,872,598                     10.43
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         75.01 to   80.00                1,512              146,197,403                     26.80
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         80.01 to   85.00                1,002               96,695,455                     17.73
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         85.01 to   90.00                1,082              101,269,468                     18.57
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         90.01 to   95.00                  368               26,714,210                      4.90
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         95.01 to 100.00                   524               12,297,692                      2.25
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 6,591         $    545,476,440                     100.00%
       =============================================================================================


(1) With respect to the Group I Loans secured by second liens, this table was calculated using the combined Loan-to-Value ratio.



                    GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP I LOANS

       ---------------------------------------------------------------------------------------------
                                        NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                                             PRINCIPAL BALANCE
                                                    OUTSTANDING AS OF      OUTSTANDING AS OF THE
                                      OF MORTGAGE     THE STATISTICAL     STATISTICAL CALCULATION
            STATE OR TERRITORY           LOANS       CALCULATION DATE              DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Florida                             604          $    51,596,112                       9.46%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Texas                               625               50,620,472
                                                                                             9.28
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       California                          279               40,791,293
                                                                                             7.48
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Georgia                             352               28,877,669
                                                                                             5.29
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Ohio                                346               26,224,860
                                                                                             4.81
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Michigan                            356               24,090,693
                                                                                             4.42
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Tennessee                           388               22,557,038
                                                                                             4.14
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Alabama                             350               22,423,601
                                                                                             4.11
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Indiana                             316               22,390,746
                                                                                             4.10
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       New York                            168               20,511,034
                                                                                             3.76
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Pennsylvania                        209               16,651,195
                                                                                             3.05
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Other                             2,598              218,741,728
                                                                                            40.10
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 6,591         $    545,476,440                     100.00%
       =============================================================================================






                   MORTGAGE LOAN PURPOSE OF THE GROUP I LOANS

       ---------------------------------------------------------------------------------------------
               LOAN PURPOSE             NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                                             PRINCIPAL BALANCE
                                                    OUTSTANDING AS OF      OUTSTANDING AS OF THE
                                      OF MORTGAGE     THE STATISTICAL     STATISTICAL CALCULATION
                                         LOANS       CALCULATION DATE              DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Purchase                          1,591         $    106,028,610                      19.44%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Rate/Term Refinance                 484               47,925,862                      8.79
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Equity Refinance                  4,516                                              71.78
                                                            391,521,968
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 6,591         $    545,476,440                     100.00%
       =============================================================================================




                           MORTGAGE LOAN DOCUMENTATION TYPE OF THE GROUP I LOANS

       ---------------------------------------------------------------------------------------------
            DOCUMENTATION TYPE          NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                                             PRINCIPAL BALANCE
                                                    OUTSTANDING AS OF      OUTSTANDING AS OF THE
                                      OF MORTGAGE     THE STATISTICAL     STATISTICAL CALCULATION
                                         LOANS       CALCULATION DATE              DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Full Documentation                5,428         $    430,856,403                      78.99%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Reduced Documentation             1,163              114,620,036                     21.01
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 6,591         $    545,476,440                     100.00%
       =============================================================================================



                      OCCUPANCY TYPES OF THE GROUP I LOANS

       ---------------------------------------------------------------------------------------------
                 OCCUPANCY              NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                                             PRINCIPAL BALANCE
                                                    OUTSTANDING AS OF      OUTSTANDING AS OF THE
                                      OF MORTGAGE     THE STATISTICAL     STATISTICAL CALCULATION
                                         LOANS       CALCULATION DATE              DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Primary Residence                 5,671         $    482,688,259                      88.49%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Non Owner-occupied                  859               57,360,242                     10.52
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Second/Vacation                      61                5,427,938                      1.00
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 6,591         $    545,476,440                     100.00%
       =============================================================================================






                  MORTGAGED PROPERTY TYPES OF THE GROUP I LOANS

  --------------------------------------------------------------------------------------------------
            PROPERTY TYPE               NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                                             PRINCIPAL BALANCE
                                                    OUTSTANDING AS OF      OUTSTANDING AS OF THE
                                      OF MORTGAGE     THE STATISTICAL     STATISTICAL CALCULATION
                                         LOANS       CALCULATION DATE              DATE
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Single-family detached                 5,871         $    482,585,841                      88.47%
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Planned Unit Developments                308               34,942,022                      6.41
  (detached)
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Manufactured Home                        150                8,457,293                      1.55
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Condo Low-Rise (less than 5              106                7,273,778                      1.33
  stories)
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Townhouse                                 92                6,266,022                      1.15
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Planned Unit Developments                 51                4,625,534                      0.85
  (attached)
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Condo High-Rise (9 stories or              5                  648,810                      0.12
  more)
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Condo Mid-Rise (5 to 8 stories)            6                  584,369                      0.11
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Two- to four- family units                 1                   65,396                      0.01
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Leasehold                                  1                   27,374                      0.01
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
                TOTAL                    6,591         $    545,476,440                     100.00%
  ==================================================================================================



                       CREDIT GRADES OF THE GROUP I LOANS

       ---------------------------------------------------------------------------------------------
               CREDIT GRADES            NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                                             PRINCIPAL BALANCE
                                                    OUTSTANDING AS OF      OUTSTANDING AS OF THE
                                      OF MORTGAGE     THE STATISTICAL     STATISTICAL CALCULATION
                                         LOANS       CALCULATION DATE              DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       A4                                2,253         $    209,425,081                      38.39%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       AX                                2,001              162,362,783                     29.77
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       AM                                1,169               89,718,135                     16.45
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       B                                   784               58,317,613                     10.69
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       C                                   246               16,685,746                      3.06
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       CM                                  138                8,967,082                      1.64
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 6,591         $    545,476,440                     100.00%
       =============================================================================================






                  PREPAYMENT PENALTY TERMS OF THE GROUP I LOANS

       ---------------------------------------------------------------------------------------------
          PREPAYMENT PENALTY TERM       NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                                             PRINCIPAL BALANCE
                                                    OUTSTANDING AS OF      OUTSTANDING AS OF THE
                                      OF MORTGAGE     THE STATISTICAL     STATISTICAL CALCULATION
                                         LOANS       CALCULATION DATE              DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       None                              2,107         $    153,679,781                      28.17%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       12                                  538               56,359,990                     10.33
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       24                                  158               13,335,831                      2.44
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       36                                2,210              187,572,491                     34.39
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       48                                   11                  955,193                      0.18
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       60                                1,534              130,886,304                     23.99
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Other (1)                            33                2,686,849                      0.49
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 6,591         $    545,476,440                     100.00%
       =============================================================================================

(1)   Not 0, 12, 24, 36, 48 or 60 months and not more than 60 months.










                                             RASC SERIES 2002-KS2
                        LOAN GROUP II-A MORTGAGE LOAN CHARACTERISTICS SUMMARY REPORT

SUMMARY                                                             TOTAL           MINIMUM           MAXIMUM
---------------------------------------------------------------------------------------------------------------
Statistical Calculation Date Aggregate Principal Balance     $ 652,830,024
Number of Loans                                                      5,653
Average Current Loan Balance                                      $115,484           $14,995          $399,488
(1) Weighted Average Combined Original Loan-to-Value Ratio          82.14%             1.00%            96.00%
(1) Weighted Average Mortgage Rate                                 8.7431%           5.7000%          14.0000%
(1) Weighted Average Net Mortgage Rate                             7.4812%           4.6750%          13.3200%
(1) Weighted Average Note Margin                                   7.7171%           3.3750%          14.0700%
(1) Weighted Average Maximum Mortgage Rate                        15.0189%          11.7000%          22.0000%
(1) Weighted Average Minimum Mortgage Rate                         8.6106%           4.8750%          14.0700%
(1) Weighted Average Term to Next Rate Adjustment Rate                  27                 4                36
(months)
(1) Weighted Average Remaining Term to Maturity (months)               358               177               360
(1) (2) Weighted Average Credit Score                                  609               461               801
---------------------------------------------------------------------------------------------------------------
(1) Weighted Average reflected in Total.
(2) 99.23% of the Group I Mortgage Loans have Credit Scores.
---------------------------------------------------------------------------------------------------------------
                                                                                             PERCENT OF
                                                                                             STATISTICAL
                                                                                          CALCULATION DATE
                                                RANGE                                     PRINCIPAL BALANCE

         Product Type                           Adjustable                                     100.00%

         Lien                                   First                                          100.00%

         Property Type                          Single-family detached                          88.25%
                                                Planned Unit Developments (detached)             7.10%
                                                Condo Low-Rise (less than 5 stories)             2.07%
                                                Planned Unit Developments (attached)             1.08%
                                                Townhouse                                        0.72%
                                                Manufactured Home                                0.50%
                                                Condo Mid-Rise (5 to 8 stories)                   0.15
                                                Condo High-Rise (9 stories or more)              0.11%
                                                Leasehold                                        0.02%

         Occupancy Status                       Primary Residence                               92.01%
                                                Non Owner-occupied                               7.35%
                                                Second/Vacation                                  0.63%

         Geographic Distribution                California                                      10.91%
                                    Michigan
                                                                                                 8.98%
                                    Minnesota
                                                                                                 5.95%
                                     Florida
                                                                                                 5.44%

         Number of States (including DC)                                                            51

         Largest Zip Code Concentration                                                          0.24%


     Loans with Mortgage Insurance (Under the Mortgage Insurance Policy or lender paid          65.59%
mortgage insurance)
     (either borrower paid primary insurance policy or the Mortgage Insurance Policy)


         Loans with Prepayment Penalties                                                        83.64%
---------------------------------------------------------------------------------------------------------------





                               CREDIT SCORE DISTRIBUTION OF THE GROUP II-A LOANS

       ---------------------------------------------------------------------------------------------
                 RANGE OF               NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                                             PRINCIPAL BALANCE
                                                    OUTSTANDING AS OF      OUTSTANDING AS OF THE
                                      OF MORTGAGE     THE STATISTICAL     STATISTICAL CALCULATION
               CREDIT SCORES             LOANS       CALCULATION DATE              DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              499 or less                   39          $     3,718,111
                                                                                              0.57%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              500 to 519                    85
                                                              8,769,009                      1.34
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              520 to 539                   245
                                                             24,308,194                      3.72
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              540 to 559                   555
                                                             57,622,017                      8.83
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              560 to 579                   783
                                                             85,529,536                     13.10
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              580 to 599                   792
                                                             90,885,009                     13.92
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              600 to 619                 1,067
                                                            127,022,121                     19.46
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              620 to 639                   826
                                                             99,662,206                     15.27
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              640 to 659                   550
                                                             69,836,978                     10.70
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              660 to 679                   312
                                                             39,149,417                      6.00
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              680 to 699                   149
                                                             18,262,355                      2.80
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              700 to 719                    94
                                                             11,155,557                      1.71
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              720 to 739                    65
                                                              7,153,554                      1.10
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              740 to 759                    39
                                                              4,181,821                      0.64
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              760 or greater                34
                                                              4,125,779                      0.63
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       SUBTOTAL WITH CREDIT SCORES       5,635         $    651,381,663                     99.78
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Not Available (1)                    18             1,448,362.00                      0.22
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 5,653         $    652,830,024                     100.00%
       =============================================================================================

(1) Mortgage loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and mortgage loans where no credit history can be obtained for the related mortgagor.





                     ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP II-A LOANS

       ---------------------------------------------------------------------------------------------
             RANGE OF ORIGINAL          NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                                             PRINCIPAL BALANCE
                                                    OUTSTANDING AS OF      OUTSTANDING AS OF THE
               MORTGAGE LOAN          OF MORTGAGE     THE STATISTICAL     STATISTICAL CALCULATION
            PRINCIPAL BALANCES           LOANS       CALCULATION DATE              DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                       1 to             2,702          $    184,784,326                      28.31%
       100,000
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
            100,001 to    200,000       2,379               330,473,792                     50.62
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
            200,001 to    300,000         565               135,093,009                     20.69
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
            300,001 to    400,000           7                 2,478,897                      0.38
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 5,653         $    652,830,024                     100.00%
       =============================================================================================


                   NET MORTGAGE RATES OF THE GROUP II-A LOANS

       ---------------------------------------------------------------------------------------------
                 RANGE OF               NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                                             PRINCIPAL BALANCE
                                                    OUTSTANDING AS OF      OUTSTANDING AS OF THE
                                      OF MORTGAGE     THE STATISTICAL     STATISTICAL CALCULATION
            NET MORTGAGE RATES           LOANS       CALCULATION DATE              DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         4.500%    to     4.999%             7          $     1,098,243                       0.17%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         5.000%    to     5.499%           115               18,206,559
                                                                                             2.79
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         5.500%    to     5.999%           255               37,883,281
                                                                                             5.80
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         6.000%    to     6.499%           643               85,379,062
                                                                                            13.08
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         6.500%    to     6.999%           810              100,709,419
                                                                                            15.43
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         7.000%    to     7.499%           937              112,089,246
                                                                                            17.17
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         7.500%    to     7.999%           767               83,422,947
                                                                                            12.78
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         8.000%    to     8.499%           815               90,264,335
                                                                                            13.83
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         8.500%    to     8.999%           480               49,976,344
                                                                                             7.66
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         9.000%    to     9.499%           404               40,353,202
                                                                                             6.18
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         9.500%    to     9.999%           187               16,247,755
                                                                                             2.49
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       10.000%    to   10.499%             136               10,800,152
                                                                                             1.65
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       10.500%    to   10.999%              39                2,742,263
                                                                                             0.42
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       11.000%    to   11.499%              33                2,378,556
                                                                                             0.36
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       11.500%    to   11.999%              17                  965,106
                                                                                             0.15
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       12.000%    to   12.499%               6                  205,142
                                                                                             0.03
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       12.500%    to   12.999%               1                   52,466
                                                                                             0.01
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       13.000%    to   13.499%               1                   55,947                      0.01
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 5,653         $    652,830,024                     100.00%
       =============================================================================================






                     MORTGAGE RATES OF THE GROUP II-A LOANS

       ---------------------------------------------------------------------------------------------
                 RANGE OF               NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                                             PRINCIPAL BALANCE
                                                    OUTSTANDING AS OF      OUTSTANDING AS OF THE
                                      OF MORTGAGE     THE STATISTICAL     STATISTICAL CALCULATION
              MORTGAGE RATES             LOANS       CALCULATION DATE              DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         5.500%    to     5.999%             2           $      395,414                       0.06%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         6.000%    to     6.499%             6                1,010,918
                                                                                             0.15
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         6.500%    to     6.999%           120               18,389,021
                                                                                             2.82
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         7.000%    to     7.499%           205               31,082,531
                                                                                             4.76
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         7.500%    to     7.999%           799              108,815,089
                                                                                            16.67
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         8.000%    to     8.499%           832              103,129,892
                                                                                            15.80
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         8.500%    to     8.999%         1,311              155,424,586
                                                                                            23.81
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         9.000%    to     9.499%           779               85,595,612
                                                                                            13.11
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         9.500%    to     9.999%           813               82,954,904
                                                                                            12.71
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       10.000%    to   10.499%             337               29,821,898
                                                                                             4.57
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       10.500%    to   10.999%             285               24,854,999
                                                                                             3.81
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       11.000%    to   11.499%              65                5,174,833
                                                                                             0.79
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       11.500%    to   11.999%              66                4,352,498
                                                                                             0.67
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       12.000%    to   12.499%              20                1,196,343
                                                                                             0.18
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       12.500%    to   12.999%               6                  370,876
                                                                                             0.06
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       13.000%    to   13.499%               3                  114,706
                                                                                             0.02
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       13.500%    to   13.999%               3                  118,323
                                                                                             0.02
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       14.000%    to   14.499%               1                   27,580                      0.01
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 5,653         $    652,830,024                     100.00%
       =============================================================================================







                           ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II-A LOANS

       ---------------------------------------------------------------------------------------------
             RANGE OF ORIGINAL          NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                                             PRINCIPAL BALANCE
                                                    OUTSTANDING AS OF      OUTSTANDING AS OF THE
                                      OF MORTGAGE     THE STATISTICAL     STATISTICAL CALCULATION
           LOAN-TO-VALUE RATIOS          LOANS       CALCULATION DATE              DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
           0.01 to   50.00                 129          $     9,855,085                       1.51%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         50.01 to   55.00                   56                4,944,452
                                                                                             0.76
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         55.01 to   60.00                   97                9,340,400
                                                                                             1.43
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         60.01 to   65.00                  132               13,477,534
                                                                                             2.06
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         65.01 to   70.00                  305               31,864,789
                                                                                             4.88
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         70.01 to   75.00                  489               52,037,376
                                                                                             7.97
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         75.01 to   80.00                1,542              181,366,480
                                                                                            27.78
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         80.01 to   85.00                1,116              131,083,815
                                                                                            20.08
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         85.01 to   90.00                1,342              162,813,086
                                                                                            24.94
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         90.01 to   95.00                  444               55,966,370
                                                                                             8.57
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         95.01 to 100.00                     1                   80,637                      0.01
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 5,653         $    652,830,024                     100.00%
       =============================================================================================


                  GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP II-A LOANS

       ---------------------------------------------------------------------------------------------
                                        NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                                             PRINCIPAL BALANCE
                                                    OUTSTANDING AS OF      OUTSTANDING AS OF THE
                                      OF MORTGAGE     THE STATISTICAL     STATISTICAL CALCULATION
            STATE OR TERRITORY           LOANS       CALCULATION DATE              DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       California                          414          $    71,205,296                      10.91%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Michigan                            592               58,609,144
                                                                                             8.98
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Minnesota                           291               38,825,693
                                                                                             5.95
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Florida                             311               35,516,172
                                                                                             5.44
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Ohio                                382               32,659,602
                                                                                             5.00
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Colorado                            194               30,656,975
                                                                                             4.70
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Georgia                             243               28,457,432
                                                                                             4.36
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Illinois                            245               28,312,274
                                                                                             4.34
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Texas                               212               24,444,878
                                                                                             3.74
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Wisconsin                           234               21,647,875
                                                                                             3.32
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Other                             2,535              282,494,682                     43.27
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 5,653         $    652,830,024                     100.00%
       =============================================================================================






                  MORTGAGE LOAN PURPOSE OF THE GROUP II-A LOANS

       ---------------------------------------------------------------------------------------------
               LOAN PURPOSE             NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                                             PRINCIPAL BALANCE
                                                    OUTSTANDING AS OF      OUTSTANDING AS OF THE
                                      OF MORTGAGE     THE STATISTICAL     STATISTICAL CALCULATION
                                         LOANS       CALCULATION DATE              DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Purchase                          1,829         $    202,897,581                      31.08%
       ---------------------------------------------------------------------------------------------
       Rate/Term Refinance                 304               36,434,628                      5.58
       ---------------------------------------------------------------------------------------------
       Equity Refinance                  3,520              413,497,815                     63.34
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 5,653         $    652,830,024                     100.00%
       =============================================================================================



                          MORTGAGE LOAN DOCUMENTATION TYPE OF THE GROUP II-A LOANS

       ---------------------------------------------------------------------------------------------
            DOCUMENTATION TYPE          NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                                             PRINCIPAL BALANCE
                                                    OUTSTANDING AS OF      OUTSTANDING AS OF THE
                                      OF MORTGAGE     THE STATISTICAL     STATISTICAL CALCULATION
                                         LOANS       CALCULATION DATE              DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Full Documentation                4,682         $    523,234,952                      80.15%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Reduced Documentation               971              129,595,073                     19.85
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 5,653         $    652,830,024                     100.00%
       =============================================================================================



                     OCCUPANCY TYPES OF THE GROUP II-A LOANS

       ---------------------------------------------------------------------------------------------
                 OCCUPANCY              NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                                             PRINCIPAL BALANCE
                                                    OUTSTANDING AS OF      OUTSTANDING AS OF THE
                                      OF MORTGAGE     THE STATISTICAL     STATISTICAL CALCULATION
                                         LOANS       CALCULATION DATE              DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Primary Residence                 5,068         $    600,688,743                      92.01%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Non Owner-occupied                  552               48,002,507                      7.35
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Second/Vacation                      33                4,138,774                      0.63
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 5,653         $    652,830,024                     100.00%
       =============================================================================================






                MORTGAGED PROPERTY TYPES OF THE GROUP II-A LOANS

  --------------------------------------------------------------------------------------------------
            PROPERTY TYPE               NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                                             PRINCIPAL BALANCE
                                                    OUTSTANDING AS OF      OUTSTANDING AS OF THE
                                      OF MORTGAGE     THE STATISTICAL     STATISTICAL CALCULATION
                                         LOANS       CALCULATION DATE              DATE
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Single-family detached                 5,070         $    576,124,601                      88.25%
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Planned Unit Developments                298               46,331,845
  (detached)                                                                                 7.10
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Condo Low-Rise (less than 5              125               13,539,041
  stories)                                                                                   2.07
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Planned Unit Developments                 53                7,031,756
  (attached)                                                                                 1.08
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Townhouse                                 49                4,671,174
                                                                                             0.72
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Manufactured Home                         43                3,270,619
                                                                                             0.50
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Condo Mid-Rise (5 to 8 stories)            6                  962,151
                                                                                             0.15
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Condo High-Rise (9 stories or              6                  738,312
  more)                                                                                      0.11
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Leasehold                                  3                  160,525                      0.02
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
                TOTAL                    5,653         $    652,830,024                     100.00%
  ==================================================================================================



                      CREDIT GRADES OF THE GROUP II-A LOANS

       ---------------------------------------------------------------------------------------------
               CREDIT GRADES            NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                                             PRINCIPAL BALANCE
                                                    OUTSTANDING AS OF      OUTSTANDING AS OF THE
                                      OF MORTGAGE     THE STATISTICAL     STATISTICAL CALCULATION
                                         LOANS       CALCULATION DATE              DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       A4                                2,180         $    266,165,345                      40.77%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       AX                                1,378              163,103,703                     24.98
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       AM                                1,050              119,407,651                     18.29
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       B                                   666               70,033,412                     10.73
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       C                                   266               25,112,473                      3.85
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       CM                                  113                9,007,439                      1.38
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 5,653         $    652,830,024                     100.00%
       =============================================================================================






                PREPAYMENT PENALTY TERMS OF THE GROUP II-A LOANS

       ---------------------------------------------------------------------------------------------
          PREPAYMENT PENALTY TERM       NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                                             PRINCIPAL BALANCE
                                                    OUTSTANDING AS OF      OUTSTANDING AS OF THE
                                      OF MORTGAGE     THE STATISTICAL     STATISTICAL CALCULATION
                                         LOANS       CALCULATION DATE              DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       None                                811         $    106,775,677                      16.36%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       12                                  398               48,998,265                      7.51
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       24                                1,364              159,523,013                     24.44
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       36                                2,624              289,687,315                     44.37
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       48                                    1                  137,596                      0.02
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       60                                  419               44,077,369                      6.75
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Other (1)                            36                3,630,790                      0.56
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 5,653         $    652,830,024                     100.00%
       =============================================================================================

(1)   Not 0, 12, 24, 36, 48 or 60 months and not more than 60 months.


                      NOTE MARGINS OF THE GROUP II-A LOANS

       ---------------------------------------------------------------------------------------------
                 RANGE OF               NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                                             PRINCIPAL BALANCE
                                                    OUTSTANDING AS OF      OUTSTANDING AS OF THE
                                      OF MORTGAGE     THE STATISTICAL     STATISTICAL CALCULATION
               NOTE MARGINS              LOANS       CALCULATION DATE              DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         3.000%    to     3.499%             1           $      120,494                       0.02%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         4.000%    to     4.499%             4                  522,127                      0.08
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         4.500%    to     4.999%            33                4,672,986                      0.72
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         5.000%    to     5.499%            67                9,238,894                      1.42
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         5.500%    to     5.999%           178               22,988,934                      3.52
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         6.000%    to     6.499%           284               35,980,816                      5.51
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         6.500%    to     6.999%           714               86,408,026                     13.24
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         7.000%    to     7.499%           890              111,329,447                     17.05
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         7.500%    to     7.999%         1,084              132,082,551                     20.23
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         8.000%    to     8.499%           876              101,440,654                     15.54
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         8.500%    to     8.999%           647               69,292,247                     10.61
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         9.000%    to     9.499%           344               33,456,156                      5.12
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         9.500%    to     9.999%           262               24,526,090                      3.76
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       10.000%    to   10.499%             132               10,955,583                      1.68
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       10.500%    to   10.999%              79                5,745,022                      0.88
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       11.000%    to   11.499%              30                2,250,671                      0.34
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       11.500%    to   11.999%              13                  984,668                      0.15
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       12.000%    to   12.499%               7                  330,157                      0.05
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       12.500%    to   12.999%               4                  134,334                      0.02
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       13.000%    to   13.499%               2                   82,459                      0.01
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       13.500%    to   13.999%               1                   55,225                      0.01
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       14.000%    to   14.499%               1                  232,481                      0.04
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 5,653         $    652,830,024                     100.00%
       =============================================================================================



                    MAXIMUM MORTGAGE OF THE GROUP II-A LOANS

       ---------------------------------------------------------------------------------------------
                 RANGE OF               NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                                             PRINCIPAL BALANCE
                                                    OUTSTANDING AS OF      OUTSTANDING AS OF THE
                                      OF MORTGAGE     THE STATISTICAL     STATISTICAL CALCULATION
          MAXIMUM MORTGAGE RATES         LOANS       CALCULATION DATE              DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       11.000%    to   11.999%               2           $      395,414                       0.06%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       12.000%    to   12.999%              88               13,760,408
                                                                                             2.11
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       13.000%    to   13.999%             821              116,310,825
                                                                                            17.82
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       14.000%    to   14.999%           1,877              228,896,822
                                                                                            35.06
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       15.000%    to   15.999%           1,572              173,112,068
                                                                                            26.52
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       16.000%    to   16.999%             874               83,375,539
                                                                                            12.77
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       17.000%    to   17.999%             323               29,895,960
                                                                                             4.58
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       18.000%    to   18.999%              74                5,824,774
                                                                                             0.89
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       19.000%    to   19.999%              19                1,040,641
                                                                                             0.16
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       20.000%    to   20.999%               1                   27,580
                                                                                             0.01
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       21.000%    to   21.999%               1                   55,947
                                                                                             0.01
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       22.000%    to   22.999%               1                  134,049                      0.02
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 5,653         $    652,830,024                     100.00%
       =============================================================================================


                    MINIMUM MORTGAGE OF THE GROUP II-A LOANS

       ---------------------------------------------------------------------------------------------
                 RANGE OF               NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                                             PRINCIPAL BALANCE
                                                    OUTSTANDING AS OF      OUTSTANDING AS OF THE
                                      OF MORTGAGE     THE STATISTICAL     STATISTICAL CALCULATION
          MINIMUM MORTGAGE RATES         LOANS       CALCULATION DATE              DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         4.000%    to     4.999%             1           $      146,686                       0.02%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         5.000%    to     5.999%            10                1,605,263                      0.25
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         6.000%    to     6.999%           199               26,286,835                      4.03
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         7.000%    to     7.999%         1,274              174,005,759                     26.65
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         8.000%    to     8.999%         1,979              235,167,475                     36.02
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         9.000%    to     9.999%         1,399              148,021,794                     22.67
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       10.000%    to   10.999%             618               55,033,928                      8.43
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       11.000%    to   11.999%             134               10,323,210                      1.58
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       12.000%    to   12.999%              30                1,716,714                      0.26
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       13.000%    to   13.999%               7                  262,300                      0.04
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       14.000%    to   14.999%               2                  260,061                      0.04
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 5,653         $    652,830,024                     100.00%
       =============================================================================================







                        NEXT INTEREST RATE ADJUSTMENT DATES OF THE GROUP II-A LOANS

  --------------------------------------------------------------------------------------------------
          NEXT INTEREST RATE            NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                                             PRINCIPAL BALANCE
                                                    OUTSTANDING AS OF      OUTSTANDING AS OF THE
                                      OF MORTGAGE     THE STATISTICAL     STATISTICAL CALCULATION
           ADJUSTMENT DATE               LOANS       CALCULATION DATE              DATE
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  July 2002                                  4           $      626,605                       0.10%
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  August 2002                                3                  355,932
                                                                                             0.05
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  February 2003                              1                  183,392
                                                                                             0.03
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  June 2003                                  1                   83,647
                                                                                             0.01
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  August 2003                                1                   78,548
                                                                                             0.01
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  September 2003                            13                1,484,821
                                                                                             0.23
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  October 2003                              32                4,476,237
                                                                                             0.69
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  November 2003                            138               15,783,421
                                                                                             2.42
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  December 2003                            479               52,124,888
                                                                                             7.98
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  January 2004                           1,261              146,178,502
                                                                                            22.39
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  February 2004                          1,213              141,964,631
                                                                                            21.75
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  March 2004                               130               15,188,129
                                                                                             2.33
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  June 2004                                  1                   63,419
                                                                                             0.01
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  July 2004                                  2                  304,421
                                                                                             0.05
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  September 2004                             7                  894,788
                                                                                             0.14
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  October 2004                               8                  956,408
                                                                                             0.15
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  November 2004                             68                8,078,695
                                                                                             1.24
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  December 2004                            293               31,221,811
                                                                                             4.78
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  January 2005                             904              104,479,228
                                                                                            16.00
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  February 2005                            988              114,755,064
                                                                                            17.58
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  March 2005                               106               13,547,440                      2.08
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
                TOTAL                    5,653         $    652,830,024                     100.00%
  ==================================================================================================



                                             RASC SERIES 2002-KS2
                        LOAN GROUP II-B MORTGAGE LOAN CHARACTERISTICS SUMMARY REPORT

SUMMARY                                                             TOTAL           MINIMUM           MAXIMUM
---------------------------------------------------------------------------------------------------------------
Statistical Calculation Date Aggregate Principal Balance     $ 652,824,852
Number of Loans                                                      5,149
Average Current Loan Balance                                      $126,787           $12,739          $649,518
(1) Weighted Average Combined Original Loan-to-Value Ratio          82.04%             2.00%            95.00%
(1) Weighted Average Mortgage Rate                                 8.7432%           6.1500%          13.6300%
(1) Weighted Average Net Mortgage Rate                             7.4957%           4.7900%          13.0500%
(1) Weighted Average Note Margin                                   7.7029%           1.2000%          13.1000%
(1) Weighted Average Maximum Mortgage Rate                        15.0309%          12.1500%          20.0000%
(1) Weighted Average Minimum Mortgage Rate                         8.6053%           4.7500%          13.7500%
(1) Weighted Average Term to Next Rate Adjustment Rate                  27                 4                36
(months)
(1) Weighted Average Remaining Term to Maturity (months)               358               174               360
(1) (2) Weighted Average Credit Score                                  611               440               816
---------------------------------------------------------------------------------------------------------------
(1) Weighted Average reflected in Total.
(2) 99.87% of the Group I Mortgage Loans have Credit Scores.
---------------------------------------------------------------------------------------------------------------
                                                                                             PERCENT OF
                                                                                             STATISTICAL
                                                                                          CALCULATION DATE
                                                RANGE                                     PRINCIPAL BALANCE

         Product Type                           Adjustable                                     100.00%

         Lien                                   First                                          100.00%

         Property Type                          Single-family detached                          86.68%
                                                Planned Unit Developments (detached)             9.09%
                                                Condo Low-Rise (less than 5 stories)             1.69%
                                                Planned Unit Developments (attached)             1.18%
                                                Townhouse                                        0.76%
                                                Manufactured Home                                0.40%
                                                Condo Mid-Rise (5 to 8 stories)                  0.14%
                                                Condo High-Rise (9 stories or more)              0.06%

         Occupancy Status                       Primary Residence                               92.87%
                                                Non Owner-occupied                               6.35%
                                                Second/Vacation                                  0.78%

         Geographic Distribution                California                                      13.21%
                                    Michigan
                                                                                                 8.92%
                                    Illinois
                                                                                                 5.66%
                                     Florida
                                                                                                 5.57%

         Number of States (including DC)                                                            51

         Largest Zip Code Concentration                                                          0.23%


     Loans with Mortgage Insurance (Under the Mortgage Insurance Policy or lender paid          64.53%
mortgage insurance)
     (either borrower paid primary insurance policy or the Mortgage Insurance Policy)


         Loans with Prepayment Penalties                                                        81.74%
---------------------------------------------------------------------------------------------------------------





                               CREDIT SCORE DISTRIBUTION OF THE GROUP II-B LOANS

       ---------------------------------------------------------------------------------------------
                 RANGE OF               NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                                             PRINCIPAL BALANCE
                                                    OUTSTANDING AS OF      OUTSTANDING AS OF THE
                                      OF MORTGAGE     THE STATISTICAL     STATISTICAL CALCULATION
               CREDIT SCORES             LOANS       CALCULATION DATE              DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              499 or less                   38          $     3,728,525                       0.57%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              500 to 519                    77                8,238,652                      1.26
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              520 to 539                   230               22,792,555                      3.49
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              540 to 559                   503               54,659,132                      8.37
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              560 to 579                   712               82,384,047                     12.62
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              580 to 599                   746               91,569,698                     14.03
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              600 to 619                   937              122,604,364                     18.78
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              620 to 639                   740              101,161,774                     15.50
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              640 to 659                   484               69,370,233                     10.63
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              660 to 679                   281               39,653,047                      6.07
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              680 to 699                   164               24,535,115                      3.76
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              700 to 719                    86               12,220,571                      1.87
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              720 to 739                    51                6,339,069                      0.97
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              740 to 759                    47                6,633,870                      1.02
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              760 or greater                38                6,108,689                      0.94
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       SUBTOTAL WITH CREDIT SCORES       5,134             $651,999,341                     99.87
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Not Available (1)                    15               825,511.00                      0.13
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 5,149         $    652,824,852                     100.00%
       =============================================================================================

(1) Mortgage loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and mortgage loans where no credit history can be obtained for the related mortgagor.





                     ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP II-B LOANS

       ---------------------------------------------------------------------------------------------
             RANGE OF ORIGINAL          NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                                             PRINCIPAL BALANCE
                                                    OUTSTANDING AS OF      OUTSTANDING AS OF THE
               MORTGAGE LOAN          OF MORTGAGE     THE STATISTICAL     STATISTICAL CALCULATION
            PRINCIPAL BALANCES           LOANS       CALCULATION DATE              DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                       1 to              2,452         $    163,544,355                      25.05%
       100,000
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
            100,001 to    200,000        1,925              267,088,960
                                                                                            40.91
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
            200,001 to    300,000          462              110,559,409
                                                                                            16.94
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
            300,001 to    400,000          276               95,130,628
                                                                                            14.57
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
            400,001 to    500,000           26               11,796,671
                                                                                             1.81
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
            500,001 to    600,000            6                3,415,837
                                                                                             0.52
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
            600,001 to    700,000            2                1,288,993                      0.20
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 5,149         $    652,824,852                     100.00%
       =============================================================================================


                   NET MORTGAGE RATES OF THE GROUP II-B LOANS

       ---------------------------------------------------------------------------------------------
                 RANGE OF               NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                                             PRINCIPAL BALANCE
                                                    OUTSTANDING AS OF      OUTSTANDING AS OF THE
                                      OF MORTGAGE     THE STATISTICAL     STATISTICAL CALCULATION
            NET MORTGAGE RATES           LOANS       CALCULATION DATE              DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         4.500%    to     4.999%             3           $      354,476                       0.05%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         5.000%    to     5.499%            86               17,508,025
                                                                                             2.68
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         5.500%    to     5.999%           259               46,695,043
                                                                                             7.15
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         6.000%    to     6.499%           520               84,599,038
                                                                                            12.96
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         6.500%    to     6.999%           655               93,449,038
                                                                                            14.31
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         7.000%    to     7.499%           787              108,837,898
                                                                                            16.67
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         7.500%    to     7.999%           734               85,346,683
                                                                                            13.07
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         8.000%    to     8.499%           722               80,388,336
                                                                                            12.31
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         8.500%    to     8.999%           520               55,688,917
                                                                                             8.53
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         9.000%    to     9.499%           430               44,451,575
                                                                                             6.81
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         9.500%    to     9.999%           199               18,450,556
                                                                                             2.83
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       10.000%    to   10.499%             120                9,909,655
                                                                                             1.52
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       10.500%    to   10.999%              62                4,242,643
                                                                                             0.65
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       11.000%    to   11.499%              29                1,793,857
                                                                                             0.27
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       11.500%    to   11.999%              17                  809,919
                                                                                             0.12
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       12.000%    to   12.499%               3                  202,921
                                                                                             0.03
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       12.500%    to   12.999%               2                   71,276
                                                                                             0.01
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       13.000%    to   13.499%               1                   24,995                      0.01
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 5,149         $    652,824,852                     100.00%
       =============================================================================================






                     MORTGAGE RATES OF THE GROUP II-B LOANS

       ---------------------------------------------------------------------------------------------
                 RANGE OF               NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                                             PRINCIPAL BALANCE
                                                    OUTSTANDING AS OF      OUTSTANDING AS OF THE
                                      OF MORTGAGE     THE STATISTICAL     STATISTICAL CALCULATION
              MORTGAGE RATES             LOANS       CALCULATION DATE              DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         6.000%    to     6.499%             3           $      389,770                       0.06%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         6.500%    to     6.999%           103               21,273,696
                                                                                             3.26
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         7.000%    to     7.499%           212               40,967,828
                                                                                             6.28
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         7.500%    to     7.999%           700              116,172,647
                                                                                            17.80
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         8.000%    to     8.499%           619               87,924,309
                                                                                            13.47
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         8.500%    to     8.999%         1,041              135,828,375
                                                                                            20.81
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         9.000%    to     9.499%           791               87,800,182
                                                                                            13.45
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         9.500%    to     9.999%           847               89,349,821
                                                                                            13.69
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       10.000%    to   10.499%             361               33,888,714
                                                                                             5.19
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       10.500%    to   10.999%             265               23,958,114
                                                                                             3.67
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       11.000%    to   11.499%              99                8,453,063
                                                                                             1.29
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       11.500%    to   11.999%              71                4,938,809
                                                                                             0.76
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       12.000%    to   12.499%              24                1,253,191
                                                                                             0.19
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       12.500%    to   12.999%               7                  374,352
                                                                                             0.06
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       13.000%    to   13.499%               4                  167,058
                                                                                             0.03
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       13.500%    to   13.999%               2                   84,922                      0.01
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 5,149         $    652,824,852                     100.00%
       =============================================================================================







                           ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II-B LOANS

       ---------------------------------------------------------------------------------------------
             RANGE OF ORIGINAL          NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                                             PRINCIPAL BALANCE
                                                    OUTSTANDING AS OF      OUTSTANDING AS OF THE
                                      OF MORTGAGE     THE STATISTICAL     STATISTICAL CALCULATION
           LOAN-TO-VALUE RATIOS          LOANS       CALCULATION DATE              DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
           0.01 to   50.00                 117          $     9,841,018                       1.51%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         50.01 to   55.00                   50                4,320,366
                                                                                             0.66
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         55.01 to   60.00                   85                9,312,418
                                                                                             1.43
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         60.01 to   65.00                  131               15,327,439
                                                                                             2.35
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         65.01 to   70.00                  275               30,654,314
                                                                                             4.70
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         70.01 to   75.00                  438               54,954,565
                                                                                             8.42
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         75.01 to   80.00                1,425              186,981,607
                                                                                            28.64
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         80.01 to   85.00                  964              117,541,311
                                                                                            18.01
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         85.01 to   90.00                1,269              170,621,203
                                                                                            26.14
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         90.01 to   95.00                  395               53,270,611                      8.16
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 5,149         $    652,824,852                     100.00%
       =============================================================================================


                  GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP II-B LOANS

       ---------------------------------------------------------------------------------------------
                                        NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                                             PRINCIPAL BALANCE
                                                    OUTSTANDING AS OF      OUTSTANDING AS OF THE
                                      OF MORTGAGE     THE STATISTICAL     STATISTICAL CALCULATION
            STATE OR TERRITORY           LOANS       CALCULATION DATE              DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       California                          386          $    86,222,031                      13.21%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Michigan                            547               58,242,393
                                                                                             8.92
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Illinois                            291               36,977,866
                                                                                             5.66
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Florida                             308               36,347,436
                                                                                             5.57
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Minnesota                           243               33,874,400
                                                                                             5.19
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Colorado                            166               27,433,235
                                                                                             4.20
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Texas                               223               26,894,383
                                                                                             4.12
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Georgia                             215               26,701,919
                                                                                             4.09
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Ohio                                281               23,160,177
                                                                                             3.55
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Wisconsin                           236               22,349,158
                                                                                             3.42
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Arizona                             164               20,207,369
                                                                                             3.10
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Other                             2,089              254,414,486                     38.97
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 5,149         $    652,824,852                     100.00%
       =============================================================================================






                  MORTGAGE LOAN PURPOSE OF THE GROUP II-B LOANS

       ---------------------------------------------------------------------------------------------
               LOAN PURPOSE             NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                                             PRINCIPAL BALANCE
                                                    OUTSTANDING AS OF      OUTSTANDING AS OF THE
                                      OF MORTGAGE     THE STATISTICAL     STATISTICAL CALCULATION
                                         LOANS       CALCULATION DATE              DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Purchase                          1,701         $    211,372,822                      32.38%
       ---------------------------------------------------------------------------------------------
       Rate/Term Refinance                 289               39,706,913                      6.08
       ---------------------------------------------------------------------------------------------
       Equity Refinance                  3,159              401,745,117                     61.54
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 5,149         $    652,824,852                     100.00%
       =============================================================================================



                          MORTGAGE LOAN DOCUMENTATION TYPE OF THE GROUP II-B LOANS

       ---------------------------------------------------------------------------------------------
            DOCUMENTATION TYPE          NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                                             PRINCIPAL BALANCE
                                                    OUTSTANDING AS OF      OUTSTANDING AS OF THE
                                      OF MORTGAGE     THE STATISTICAL     STATISTICAL CALCULATION
                                         LOANS       CALCULATION DATE              DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Full Documentation                4,332         $    536,502,002                      82.18%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Reduced Documentation               817              116,322,851                     17.82
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 5,149         $    652,824,852                     100.00%
       =============================================================================================



                     OCCUPANCY TYPES OF THE GROUP II-B LOANS

       ---------------------------------------------------------------------------------------------
                 OCCUPANCY              NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                                             PRINCIPAL BALANCE
                                                    OUTSTANDING AS OF      OUTSTANDING AS OF THE
                                      OF MORTGAGE     THE STATISTICAL     STATISTICAL CALCULATION
                                         LOANS       CALCULATION DATE              DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Primary Residence                 4,607         $    606,270,164                      92.87%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Non Owner-occupied                  505               41,485,874                      6.35
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Second/Vacation                      37                5,068,815                      0.78
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 5,149         $    652,824,852                     100.00%
       =============================================================================================






                MORTGAGED PROPERTY TYPES OF THE GROUP II-B LOANS

  --------------------------------------------------------------------------------------------------
            PROPERTY TYPE               NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                                             PRINCIPAL BALANCE
                                                    OUTSTANDING AS OF      OUTSTANDING AS OF THE
                                      OF MORTGAGE     THE STATISTICAL     STATISTICAL CALCULATION
                                         LOANS       CALCULATION DATE              DATE
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Single-family detached                 4,587         $    565,862,236                      86.68%
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Planned Unit Developments                313               59,361,795
  (detached)                                                                                 9.09
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Condo Low-Rise (less than 5              108               11,000,256
  stories)                                                                                   1.69
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Planned Unit Developments                 57                7,732,329
  (attached)                                                                                 1.18
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Townhouse                                 43                4,945,392
                                                                                             0.76
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Manufactured Home                         35                2,590,514
                                                                                             0.40
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Condo Mid-Rise (5 to 8 stories)            4                  938,340
                                                                                             0.14
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Condo High-Rise (9 stories or              2                  393,990                      0.06
  more)
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
                TOTAL                    5,149         $    652,824,852                     100.00%
  ==================================================================================================


                      CREDIT GRADES OF THE GROUP II-B LOANS

       ---------------------------------------------------------------------------------------------
               CREDIT GRADES            NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                                             PRINCIPAL BALANCE
                                                    OUTSTANDING AS OF      OUTSTANDING AS OF THE
                                      OF MORTGAGE     THE STATISTICAL     STATISTICAL CALCULATION
                                         LOANS       CALCULATION DATE              DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       A4                                1,964         $    270,356,061                      41.41%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       AX                                1,260              169,752,110
                                                                                            26.00
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       AM                                  946              114,484,303
                                                                                            17.54
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       B                                   624               66,503,539
                                                                                            10.19
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       C                                   246               22,991,224
                                                                                             3.52
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       CM                                  109                8,737,616                      1.34
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 5,149         $    652,824,852                     100.00%
       =============================================================================================






                PREPAYMENT PENALTY TERMS OF THE GROUP II-B LOANS

       ---------------------------------------------------------------------------------------------
                                        NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                                             PRINCIPAL BALANCE
                                                    OUTSTANDING AS OF      OUTSTANDING AS OF THE
                                      OF MORTGAGE     THE STATISTICAL     STATISTICAL CALCULATION
          PREPAYMENT PENALTY TERM        LOANS       CALCULATION DATE              DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       None                                773         $    119,229,141                      18.26%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       12                                  361               54,687,363                      8.38
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       24                                1,206              151,162,760                     23.16
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       36                                2,382              280,163,882                     42.92
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       48                                    3                  322,928                      0.05
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       60                                  378               42,950,668                      6.58
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Other (1)                            46                4,308,111                      0.66
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 5,149         $    652,824,852                     100.00%
       =============================================================================================

(1)   Not 0, 12, 24, 36, 48 or 60 months and not more than 60 months.



                      NOTE MARGINS OF THE GROUP II-B LOANS

       ---------------------------------------------------------------------------------------------
                 RANGE OF               NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                                             PRINCIPAL BALANCE
                                                    OUTSTANDING AS OF      OUTSTANDING AS OF THE
                                      OF MORTGAGE     THE STATISTICAL     STATISTICAL CALCULATION
               NOTE MARGINS              LOANS       CALCULATION DATE              DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         1.000%    to     1.499%             1           $      300,865                       0.05%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         4.000%    to     4.499%             6                1,276,936
                                                                                             0.20
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         4.500%    to     4.999%            39                6,372,407
                                                                                             0.98
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         5.000%    to     5.499%            72               12,610,469
                                                                                             1.93
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         5.500%    to     5.999%           151               25,186,062
                                                                                             3.86
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         6.000%    to     6.499%           290               40,974,378
                                                                                             6.28
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         6.500%    to     6.999%           614               84,251,037
                                                                                            12.91
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         7.000%    to     7.499%           741              102,176,393
                                                                                            15.65
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         7.500%    to     7.999%           868              120,515,059
                                                                                            18.46
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         8.000%    to     8.499%           793               99,422,639
                                                                                            15.23
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         8.500%    to     8.999%           695               77,844,282
                                                                                            11.92
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         9.000%    to     9.499%           333               34,669,141
                                                                                             5.31
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         9.500%    to     9.999%           252               23,633,776
                                                                                             3.62
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       10.000%    to   10.499%             149               12,692,850
                                                                                             1.94
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       10.500%    to   10.999%              83                6,940,726
                                                                                             1.06
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       11.000%    to   11.499%              40                2,580,489
                                                                                             0.40
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       11.500%    to   11.999%              12                  876,369
                                                                                             0.13
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       12.000%    to   12.499%               6                  303,294
                                                                                             0.05
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       12.500%    to   12.999%               3                  134,213
                                                                                             0.02
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       13.000%    to   13.499%               1                   63,468                      0.01
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 5,149         $    652,824,852                     100.00%
       =============================================================================================



                 MAXIMUM MORTGAGE RATES OF THE GROUP II-B LOANS

       ---------------------------------------------------------------------------------------------
                 RANGE OF               NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                                             PRINCIPAL BALANCE
                                                    OUTSTANDING AS OF      OUTSTANDING AS OF THE
                                      OF MORTGAGE     THE STATISTICAL     STATISTICAL CALCULATION
          MAXIMUM MORTGAGE RATES         LOANS       CALCULATION DATE              DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       12.000%    to   12.999%              57          $    12,750,221                       1.95%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       13.000%    to   13.999%             760              134,343,836                     20.58
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       14.000%    to   14.999%           1,465              200,291,966                     30.68
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       15.000%    to   15.999%           1,530              176,563,989                     27.05
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       16.000%    to   16.999%             864               85,624,178                     13.12
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       17.000%    to   17.999%             352               33,859,934                      5.19
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       18.000%    to   18.999%             101                8,293,108                      1.27
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       19.000%    to   19.999%              19                1,031,825                      0.16
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       20.000%    to   20.999%               1                   65,794                      0.01
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 5,149         $    652,824,852                     100.00%
       =============================================================================================



                 MINIMUM MORTGAGE RATES OF THE GROUP II-B LOANS

       ---------------------------------------------------------------------------------------------
                 RANGE OF               NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                                             PRINCIPAL BALANCE
                                                    OUTSTANDING AS OF      OUTSTANDING AS OF THE
                                      OF MORTGAGE     THE STATISTICAL     STATISTICAL CALCULATION
          MINIMUM MORTGAGE RATES         LOANS       CALCULATION DATE              DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         4.000%    to     4.999%             2           $      184,795                       0.03%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         5.000%    to     5.999%            14                2,191,611
                                                                                             0.34
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         6.000%    to     6.999%           181               30,471,078
                                                                                             4.67
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         7.000%    to     7.999%         1,113              180,693,281
                                                                                            27.68
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         8.000%    to     8.999%         1,618              215,839,048
                                                                                            33.06
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         9.000%    to     9.999%         1,389              149,633,367
                                                                                            22.92
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       10.000%    to   10.999%             612               57,449,797
                                                                                             8.80
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       11.000%    to   11.999%             182               14,408,962
                                                                                             2.21
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       12.000%    to   12.999%              30                1,564,075
                                                                                             0.24
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       13.000%    to   13.999%               8                  388,838                      0.06
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 5,149         $    652,824,852                     100.00%
       =============================================================================================







                        NEXT INTEREST RATE ADJUSTMENT DATES OF THE GROUP II-B LOANS

       ---------------------------------------------------------------------------------------------
            NEXT INTEREST RATE          NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                                             PRINCIPAL BALANCE
                                                    OUTSTANDING AS OF      OUTSTANDING AS OF THE
                                      OF MORTGAGE     THE STATISTICAL     STATISTICAL CALCULATION
              ADJUSTMENT DATE            LOANS       CALCULATION DATE              DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       July 2002                             1           $       53,029                       0.01%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       August 2002                           1                   49,061
                                                                                             0.01
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       January 2003                          1                   51,946
                                                                                             0.01
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       February 2003                         2                  487,389
                                                                                             0.07
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       May 2003                              1                  115,466
                                                                                             0.02
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       June 2003                             2                  140,456
                                                                                             0.02
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       July 2003                             3                  544,459
                                                                                             0.08
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       August 2003                           7                  839,038
                                                                                             0.13
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       September 2003                        8                1,503,566
                                                                                             0.23
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       October 2003                         34                4,749,823
                                                                                             0.73
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       November 2003                       145               20,618,141
                                                                                             3.16
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       December 2003                       425               49,166,219
                                                                                             7.53
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       January 2004                      1,097              137,790,747
                                                                                            21.11
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       February 2004                     1,170              147,181,070
                                                                                            22.55
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       March 2004                          114               16,270,049
                                                                                             2.49
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       August 2004                           5                  763,488
                                                                                             0.12
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       September 2004                        4                  700,603
                                                                                             0.11
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       October 2004                         11                1,629,826
                                                                                             0.25
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       November 2004                        51                6,822,672
                                                                                             1.05
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       December 2004                       240               27,693,927
                                                                                             4.24
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       January 2005                        824              104,332,974
                                                                                            15.98
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       February 2005                       914              118,839,492
                                                                                            18.20
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       March 2005                           89               12,481,412                      1.91
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 5,149         $    652,824,852                     100.00%
       =============================================================================================





                                             GROUP II NET WAC CAP TABLE

                                      [GRAPHIC OMITTED][GRAPHIC OMITTED]

(1) Net WAC Cap = (Net Mortgage  Rate*) /  (Collateral  balance) x (360/Actual #
Days) (2) Assumes no losses, 10% cleanup call, 28% CPR, and 6 month LIBOR remains constant at 2.22938%. (3) Assumes 6-month LIBOR remains constant at 20.00% for the Net WAC Cap Stress.

* Net of Master Servicing Fee, Subservicing Fee and Mortgage Insurance Policy Premium.


                                           BOND SUMMARY (TO MATURITY)

CLASS A-I-1 (TO MATURITY)
-------------------------------------------------------------------------------------------------------
HEP                              0%          14%         18%          23%         28%          32%
-------------------------------------------------------------------------------------------------------
Average Life (yrs.)            10.48        1.44         1.17        0.96         0.82        0.74
First Principal Payment      04/25/2002  04/25/2002   04/25/2002  04/25/2002   04/25/2002  04/25/2002
Date
Last Principal Payment Date  08/25/2017  01/25/2005   06/25/2004  01/25/2004   09/25/2003  07/25/2003
Payment Windows (mos.)          185          34           27          22           18          16

CLASS A-I-2 (TO MATURITY)
-------------------------------------------------------------------------------------------------------
HEP                              0%          14%         18%          23%         28%          32%
-------------------------------------------------------------------------------------------------------
Average Life (yrs.)            17.69        3.37         2.64        2.10         1.74        1.53
First Principal Payment      08/25/2017  01/25/2005   06/25/2004  01/25/2004   09/25/2003  07/25/2003
Date
Last Principal Payment Date  03/25/2022  02/25/2006   04/25/2005  08/25/2004   03/25/2004  12/25/2003
Payment Windows (mos.)           56          14           11           8           7            6

CLASS A-I-3 (TO MATURITY)
-------------------------------------------------------------------------------------------------------
HEP                              0%          14%         18%          23%         28%          32%
-------------------------------------------------------------------------------------------------------
Average Life (yrs.)            22.83        5.11         3.91        3.00         2.41        2.10
First Principal Payment      03/25/2022  02/25/2006   04/25/2005  08/25/2004   03/25/2004  12/25/2003
Date
Last Principal Payment Date  06/25/2027  12/25/2008   04/25/2007  01/25/2006   02/25/2005  09/25/2004
Payment Windows (mos.)           64          35           25          18           12          10

CLASS A-I-4 (TO MATURITY)
-------------------------------------------------------------------------------------------------------
HEP                              0%          14%         18%          23%         28%          32%
-------------------------------------------------------------------------------------------------------
Average Life (yrs.)            26.85        9.92         7.19        5.00         3.85        3.13
First Principal Payment      06/25/2027  12/25/2008   04/25/2007  01/25/2006   02/25/2005  09/25/2004
Date
Last Principal Payment Date  07/25/2030  08/25/2015   10/25/2012  01/25/2009   03/25/2007  05/25/2006
Payment Windows (mos.)           38          81           67          37           26          21

CLASS A-I-5 (TO MATURITY)
-------------------------------------------------------------------------------------------------------
HEP                              0%          14%         18%          23%         28%          32%
-------------------------------------------------------------------------------------------------------
Average Life (yrs.)            29.09        17.30       14.28        11.22        8.30        6.33
First Principal Payment      07/25/2030  08/25/2015   10/25/2012  01/25/2009   03/25/2007  05/25/2006
Date
Last Principal Payment Date  01/25/2032  01/25/2028   05/25/2024  03/25/2020   01/25/2017  07/25/2015
Payment Windows (mos.)           19          150         140          135         119          111

CLASS A-I-6 (TO MATURITY)
-------------------------------------------------------------------------------------------------------
HEP                              0%          14%         18%          23%         28%          32%
-------------------------------------------------------------------------------------------------------
Average Life (yrs.)            12.94        7.47         7.00        6.63         6.42        6.33
First Principal Payment      04/25/2005  04/25/2005   04/25/2005  04/25/2005   06/25/2005  08/25/2005
Date
Last Principal Payment Date  11/25/2031  10/25/2027   03/25/2024  12/25/2019   01/25/2017  05/25/2015
Payment Windows (mos.)          320          271         228          177         140          118





                                          BOND SUMMARY (TO MATURITY)

CLASS M-I-1 (TO MATURITY)
-------------------------------------------------------------------------------------------------------
HEP                              0%          14%         18%          23%         28%          32%
-------------------------------------------------------------------------------------------------------
Average Life (yrs.)            25.04        9.70         7.79        6.19         5.17        4.65
First Principal Payment      07/25/2020  09/25/2006   10/25/2005  04/25/2005   05/25/2005  06/25/2005
Date
Last Principal Payment Date  10/25/2031  04/25/2022   07/25/2018  11/25/2015   05/25/2013  11/25/2011
Payment Windows (mos.)          136          188         154          128          97          78

CLASS M-I-2 (TO MATURITY)
-------------------------------------------------------------------------------------------------------
HEP                              0%          14%         18%          23%         28%          32%
-------------------------------------------------------------------------------------------------------
Average Life (yrs.)            25.00        9.46         7.63        6.01         5.00        4.47
First Principal Payment      07/25/2020  09/25/2006   10/25/2005  04/25/2005   04/25/2005  04/25/2005
Date
Last Principal Payment Date  07/25/2031  10/25/2019   01/25/2017  02/25/2014   12/25/2011  08/25/2010
Payment Windows (mos.)          133          158         136          107          81          65

CLASS M-I-3 (TO MATURITY)
-------------------------------------------------------------------------------------------------------
HEP                              0%          14%         18%          23%         28%          32%
-------------------------------------------------------------------------------------------------------
Average Life (yrs.)            24.21        8.24         6.53        5.14         4.29        3.86
First Principal Payment      07/25/2020  09/25/2006   10/25/2005  04/25/2005   04/25/2005  04/25/2005
Date
Last Principal Payment Date  10/25/2030  09/25/2016   12/25/2013  06/25/2011   09/25/2009  09/25/2008
Payment Windows (mos.)          124          121          99          75           54          42






                            ---------------------------------------------------------------------------
BOND SUMMARY (TO MATURITY)


CLASS A-IIA (TO MATURITY)

                            ---------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

CPR                              0%          14%         20%          28%         35%          40%

-------------------------------------------------------------------------------------------------------

Average Life (yrs.)            20.52        5.53         3.89        2.68         2.02        1.66
First Principal Payment      04/25/2002  04/25/2002   04/25/2002  04/25/2002   04/25/2002  04/25/2002
Date
Last Principal Payment Date  01/25/2032  12/25/2028   08/25/2023  09/25/2017   03/25/2014  06/25/2012
Payment Windows (mos.)          358          321         257          186         144          123

CLASS A-IIB (TO MATURITY)

-------------------------------------------------------------------------------------------------------

CPR                              0%          14%         20%          28%         35%          40%

-------------------------------------------------------------------------------------------------------

Average Life (yrs.)            20.51        5.53         3.89        2.68         2.02        1.66
First Principal Payment      04/25/2002  04/25/2002   04/25/2002  04/25/2002   04/25/2002  04/25/2002
Date
Last Principal Payment Date  01/25/2032  12/25/2028   08/25/2023  09/25/2017   03/25/2014  06/25/2012
Payment Windows (mos.)          358          321         257          186         144          123


CLASS M-II-1 (TO MATURITY)
-------------------------------------------------------------------------------------------------------
CPR                              0%          14%         20%          28%         35%          40%
-------------------------------------------------------------------------------------------------------
Average Life (yrs.)            26.93        10.01        7.04        5.08         4.35        4.16
First Principal Payment      07/25/2025  08/25/2006   04/25/2005  06/25/2005   07/25/2005  09/25/2005
Date
Last Principal Payment Date  11/25/2031  10/25/2023   02/25/2018  05/25/2013   11/25/2010  07/25/2009
Payment Windows (mos.)           77          207         155          96           65          47

CLASS M-II-2 (TO MATURITY)
-------------------------------------------------------------------------------------------------------
CPR                              0%          14%         20%          28%         35%          40%
-------------------------------------------------------------------------------------------------------
Average Life (yrs.)            26.91        9.75         6.83        4.89         4.10        3.81
First Principal Payment      07/25/2025  08/25/2006   04/25/2005  04/25/2005   05/25/2005  06/25/2005
Date
Last Principal Payment Date  09/25/2031  05/25/2021   01/25/2016  11/25/2011   08/25/2009  07/25/2008
Payment Windows (mos.)           75          178         130          80           52          38

CLASS M-II-3 (TO MATURITY)
-------------------------------------------------------------------------------------------------------
CPR                              0%          14%         20%          28%         35%          40%
-------------------------------------------------------------------------------------------------------
Average Life (yrs.)            26.44        8.32         5.78        4.16         3.54        3.32
First Principal Payment      07/25/2025  08/25/2006   04/25/2005  04/25/2005   04/25/2005  04/25/2005
Date
Last Principal Payment Date  03/25/2031  04/25/2017   11/25/2012  08/25/2009   11/25/2007  01/25/2007
Payment Windows (mos.)           69          129          92          53           32          22






                                            BOND SUMMARY (TO CALL)

CLASS A-I-1 (TO CALL)
-------------------------------------------------------------------------------------------------------
HEP                              0%          14%         18%          23%         28%          32%
-------------------------------------------------------------------------------------------------------
Average Life (yrs.)            10.48        1.44         1.17        0.96         0.82        0.74
First Principal Payment      04/25/2002  04/25/2002   04/25/2002  04/25/2002   04/25/2002  04/25/2002
Date
Last Principal Payment Date  08/25/2017  01/25/2005   06/25/2004  01/25/2004   09/25/2003  07/25/2003
Payment Windows (mos.)          185          34           27          22           18          16

CLASS A-I-2 (TO CALL)
-------------------------------------------------------------------------------------------------------
HEP                              0%          14%         18%          23%         28%          32%
-------------------------------------------------------------------------------------------------------
Average Life (yrs.)            17.69        3.37         2.64        2.10         1.74        1.53
First Principal Payment      08/25/2017  01/25/2005   06/25/2004  01/25/2004   09/25/2003  07/25/2003
Date
Last Principal Payment Date  03/25/2022  02/25/2006   04/25/2005  08/25/2004   03/25/2004  12/25/2003
Payment Windows (mos.)           56          14           11           8           7            6

CLASS A-I-3 (TO CALL)
-------------------------------------------------------------------------------------------------------
HEP                              0%          14%         18%          23%         28%          32%
-------------------------------------------------------------------------------------------------------
Average Life (yrs.)            22.83        5.11         3.91        3.00         2.41        2.10
First Principal Payment      03/25/2022  02/25/2006   04/25/2005  08/25/2004   03/25/2004  12/25/2003
Date
Last Principal Payment Date  06/25/2027  12/25/2008   04/25/2007  01/25/2006   02/25/2005  09/25/2004
Payment Windows (mos.)           64          35           25          18           12          10

CLASS A-I-4 (TO CALL)
-------------------------------------------------------------------------------------------------------
HEP                              0%          14%         18%          23%         28%          32%
-------------------------------------------------------------------------------------------------------
Average Life (yrs.)            26.85        9.92         7.19        5.00         3.85        3.13
First Principal Payment      06/25/2027  12/25/2008   04/25/2007  01/25/2006   02/25/2005  09/25/2004
Date
Last Principal Payment Date  07/25/2030  08/25/2015   10/25/2012  01/25/2009   03/25/2007  05/25/2006
Payment Windows (mos.)           38          81           67          37           26          21

CLASS A-I-5 (TO CALL)
-------------------------------------------------------------------------------------------------------
HEP                              0%          14%         18%          23%         28%          32%
-------------------------------------------------------------------------------------------------------
Average Life (yrs.)            28.31        13.56       10.89        8.41         6.36        5.25
First Principal Payment      07/25/2030  08/25/2015   10/25/2012  01/25/2009   03/25/2007  05/25/2006
Date
Last Principal Payment Date  07/25/2030  10/25/2015   02/25/2013  10/25/2010   03/25/2009  04/25/2008
Payment Windows (mos.)           1            3           5           22           25          24

CLASS A-I-6 (TO CALL)
-------------------------------------------------------------------------------------------------------
HEP                              0%          14%         18%          23%         28%          32%
-------------------------------------------------------------------------------------------------------
Average Life (yrs.)            12.94        7.45         6.95        6.48         5.94        5.47
First Principal Payment      04/25/2005  04/25/2005   04/25/2005  04/25/2005   06/25/2005  08/25/2005
Date
Last Principal Payment Date  07/25/2030  10/25/2015   02/25/2013  10/25/2010   03/25/2009  04/25/2008
Payment Windows (mos.)          304          127          95          67           46          33





                                            BOND SUMMARY (TO CALL)

CLASS M-I-1 (TO CALL)
-------------------------------------------------------------------------------------------------------
HEP                              0%          14%         18%          23%         28%          32%
-------------------------------------------------------------------------------------------------------
Average Life (yrs.)            24.89        9.11         7.25        5.70         4.76        4.31
First Principal Payment      07/25/2020  09/25/2006   10/25/2005  04/25/2005   05/25/2005  06/25/2005
Date
Last Principal Payment Date  07/25/2030  10/25/2015   02/25/2013  10/25/2010   03/25/2009  04/25/2008
Payment Windows (mos.)          121          110          89          67           47          35

CLASS M-I-2 (TO CALL)
-------------------------------------------------------------------------------------------------------
HEP                              0%          14%         18%          23%         28%          32%
-------------------------------------------------------------------------------------------------------
Average Life (yrs.)            24.89        9.11         7.25        5.70         4.74        4.25
First Principal Payment      07/25/2020  09/25/2006   10/25/2005  04/25/2005   04/25/2005  04/25/2005
Date
Last Principal Payment Date  07/25/2030  10/25/2015   02/25/2013  10/25/2010   03/25/2009  04/25/2008
Payment Windows (mos.)          121          110          89          67           48          37

CLASS M-I-3 (TO CALL)
-------------------------------------------------------------------------------------------------------
HEP                              0%          14%         18%          23%         28%          32%
-------------------------------------------------------------------------------------------------------
Average Life (yrs.)            24.21        8.22         6.52        5.13         4.28        3.85
First Principal Payment      07/25/2020  09/25/2006   10/25/2005  04/25/2005   04/25/2005  04/25/2005
Date
Last Principal Payment Date  07/25/2030  10/25/2015   02/25/2013  10/25/2010   03/25/2009  04/25/2008
Payment Windows (mos.)          121          110          89          67           48          37






                            ---------------------------------------------------------------------------
  BOND SUMMARY (TO CALL)


CLASS A-IIA (TO CALL)

                            ---------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

CPR                              0%          14%         20%          28%         35%          40%

-------------------------------------------------------------------------------------------------------

Average Life (yrs.)            20.47        5.13         3.57        2.44         1.84        1.51
First Principal Payment      04/25/2002  04/25/2002   04/25/2002  04/25/2002   04/25/2002  04/25/2002
Date
Last Principal Payment Date  01/25/2031  04/25/2016   02/25/2012  01/25/2009   06/25/2007  09/25/2006
Payment Windows (mos.)          346          169         119          82           63          54

CLASS A-IIB (TO CALL)

-------------------------------------------------------------------------------------------------------

CPR                              0%          14%         20%          28%         35%          40%

-------------------------------------------------------------------------------------------------------

Average Life (yrs.)            20.46        5.13         3.57        2.44         1.84        1.51
First Principal Payment      04/25/2002  04/25/2002   04/25/2002  04/25/2002   04/25/2002  04/25/2002
Date
Last Principal Payment Date  01/25/2031  04/25/2016   02/25/2012  01/25/2009   06/25/2007  09/25/2006
Payment Windows (mos.)          346          169         119          82           63          54


CLASS M-II-1 (TO CALL)
-------------------------------------------------------------------------------------------------------
CPR                              0%          14%         20%          28%         35%          40%
-------------------------------------------------------------------------------------------------------
Average Life (yrs.)            26.83        9.26         6.46        4.66         4.02        3.89
First Principal Payment      07/25/2025  08/25/2006   04/25/2005  06/25/2005   07/25/2005  09/25/2005
Date
Last Principal Payment Date  01/25/2031  04/25/2016   02/25/2012  01/25/2009   06/25/2007  09/25/2006
Payment Windows (mos.)           67          117          83          44           24          13

CLASS M-II-2 (TO CALL)
-------------------------------------------------------------------------------------------------------
CPR                              0%          14%         20%          28%         35%          40%
-------------------------------------------------------------------------------------------------------
Average Life (yrs.)            26.83        9.26         6.46        4.62         3.89        3.64
First Principal Payment      07/25/2025  08/25/2006   04/25/2005  04/25/2005   05/25/2005  06/25/2005
Date
Last Principal Payment Date  01/25/2031  04/25/2016   02/25/2012  01/25/2009   06/25/2007  09/25/2006
Payment Windows (mos.)           67          117          83          46           26          16

CLASS M-II-3 (TO CALL)
-------------------------------------------------------------------------------------------------------
CPR                              0%          14%         20%          28%         35%          40%
-------------------------------------------------------------------------------------------------------
Average Life (yrs.)            26.44        8.30         5.77        4.15         3.53        3.31
First Principal Payment      07/25/2025  08/25/2006   04/25/2005  04/25/2005   04/25/2005  04/25/2005
Date
Last Principal Payment Date  01/25/2031  04/25/2016   02/25/2012  01/25/2009   06/25/2007  09/25/2006
Payment Windows (mos.)           67          117          83          46           27          18

